As Filed with the Securities and Exchange Commission on July 1, 2021

1933 Act Registration File No. 002-28174

1940 Act File No. 811-01597

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933, AS AMENDED	☒
Post-Effective Amendment No. 119	☒
and
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED	☒
Amendment No. 119	☒

(Check appropriate box or boxes)

STEWARD FUNDS, INC.

(Exact name of registrant as specified in charter)

15375 Memorial Drive, Suite 200,

Houston, Texas 77079

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (713) 260-9000

John Marten

Vedder Price P.C.

222 North Lasalle Street

Chicago, IL 60601

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485.
☐	on (date) pursuant to paragraph (b) of Rule 485.
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.
☐	on (date) pursuant to paragraph (a)(1) of Rule 485.
☒	75 days after filing pursuant to paragraph (a)(2) of Rule 485.
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

PRELIMINARY PROSPECTUS

DATED JULY 1, 2021

SUBJECT TO COMPLETION

The information in this prospectus is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

CROSSMARKGLOBAL.COM September [ ], 2021 STEWARD FUNDS PROSPECTUS Steward Values-Focused Enhanced Index Fund Class A    [ ] Class C    [ ] Class R6    [ ] Institutional Class    [ ]

The SEC has not approved or disapproved the shares described in this Prospectus or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

STEWARD FUNDS

Steward Values-Focused Enhanced Index Fund

PROSPECTUS

September [ ], 2021

A NOTE ABOUT THE STEWARD FUNDS MANAGEMENT COMPANIES

Throughout this Prospectus, you will see references to the following companies that manage, distribute and service the Fund:

•

Crossmark Global Investments, Inc. (referred to as Crossmark) is the Fund’s investment adviser and is responsible for executing the Fund’s investment strategies. Crossmark also provides values-based portfolio screening services to the Fund for use in the management of the Fund’s investment portfolio, as well as administration and compliance services to the Fund.

•

Crossmark Distributors, Inc. (referred to as Crossmark Distributors) is the Fund’s distributor and is responsible for developing and maintaining relationships with brokers and other financial intermediaries who sell the Fund’s shares and service shareholder accounts.

Crossmark and Crossmark Distributors are affiliated companies, each a wholly owned subsidiary of Crossmark Global Holdings, Inc. The principal offices for these companies are located at 15375 Memorial Dr., Suite 200, Houston, TX 77079.

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STEWARD VALUES-FOCUSED ENHANCED INDEX FUND

Investment Objective: Long-term capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class A	Class C	Class R6	Institutional Class
Maximum sales charge (load) imposed on purchases	5.75%	None	None	None
Maximum deferred sales charge (CDSC) (as a percentage of redemption proceeds)	None	1.00%	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None
Maximum account fee	None	None	None	None

Class A shares are subject to a front-end sales charge of 5.75%. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Class A shares in Steward Funds. More information about these and other discounts and waivers is available from your financial representative and in “Sales Charges” (p. [    ]) and “Sales Charge Waivers and Discounts Available Through Intermediaries” (Appendix A) in this Prospectus.

Class C shares are subject to a contingent deferred sales charge (CDSC). If you redeem your shares within twelve months of purchase you will be assessed a 1.00% CDSC. Class C shares convert to Class A shares after eight years. If you purchase Class C shares through a broker-dealer or other financial intermediary (such as a bank), your intermediary may impose different conversion terms, including an earlier conversion. More information is available from your financial representative and in “Sales Charges” (p. [    ]) and “Sales Charge Waivers and Discounts Available Through Intermediaries” (Appendix A) in this Prospectus.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R6	Institutional Class

Management fees	[ ]%	[ ]%	[ ]%	[ ]%

Distribution (12b-1) fees	0.25%	1.00%	None	None

Other expenses[1]	[ ]%	[ ]%	[ ]%	[ ]%

Total annual Fund operating expenses	[ ]%	[ ]%	[ ]%	[ ]%

1

[1]	“Other expenses” are based on estimated amounts for the current fiscal year.

Example

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

•	You invest $10,000 for the periods shown and then redeem all of your shares at the end of those periods (except Class C is also shown assuming you kept your shares);
•	Your investment has a 5% return each year; and
•	The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Class A	$ [ ]	$[ ]

Class C (With Redemption)	$ [ ]	$[ ]

Class C (Without Redemption)	$ [ ]	$[ ]

Class R6	$ [ ]	$[ ]

Institutional Class	$ [ ]	$[ ]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. Because the Fund had not commenced operations as of the effective date of this Prospectus, it cannot yet calculate a portfolio turnover rate.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets in the securities included in the Fund’s benchmark index.* The Fund’s benchmark index is a widely recognized broad-based large-cap index and is the same index identified in the “Performance” section below. The companies included in the benchmark index represent a broad spectrum of the U.S. economy and are generally U.S. issuers. Fund investments may also include other investment companies and real estate investment trusts.

2

The Fund’s investments are allocated in an attempt to match the weightings of the benchmark index, subject to the limitations of the Fund’s values-based screening policies (see “Values-based Investing” below) and the reallocation of a portion of each screened security’s weighting in the benchmark index among certain remaining securities of companies that portfolio management believes have strong overall environmental, social and governance (ESG) characteristics. Portfolio management starts with a portfolio of securities that matches the weightings of the benchmark index and then applies the values-based screens described below to avoid investments in a list of prohibited companies. Portfolio management then takes the aggregate weighting of the screened securities and adds an extra 0.10% to the weightings of the securities of the remaining portfolio companies that have the highest ESG rankings as determined by portfolio management until the entire weighting of the screened securities has been reallocated. For example, if the aggregate weighting of the screened securities is 8% of the portfolio, then the 80 remaining portfolio companies with the highest ESG rankings would each have their weighting in the portfolio increased by 0.10%. Portfolio management develops its ESG rankings based on ESG rankings generated by third-party data providers and Crossmark’s own internal research. In the event of changes to the companies included in the benchmark index, changes in the weightings of the companies included in the benchmark index, changes to the list of prohibited companies or changes in the ESG rankings of the portfolio companies, portfolio management will rebalance the portfolio in an attempt to match the weightings of the benchmark index, subject to the limitations of the Fund’s values-based screening policies and the reallocation of a portion of each screened security’s weighting as described above.

*

The 80% is measured as of the time of investment and is applied to the value of the Fund’s net assets plus the amount of any borrowings for investment purposes. For purposes of this limit, investments include those made directly or through other investment companies that have substantially similar 80% policies. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy.

3

Values-based Investing. As noted above, in implementing its investment strategies, the Fund applies a set of values-based screens to use its best efforts to avoid investing in companies that are determined by Crossmark, pursuant to screening guidelines approved by the Fund’s Board of Directors, to be: (1) materially involved in the production, distribution, retail, supply or licensing of alcohol or related products; (2) materially involved in the production, distribution, retail, supply or licensing of tobacco or related products (to include vaping and other alternative smoking products); (3) materially involved in gambling (to include the manufacture, distribution and operation of facilities and equipment whose intended use is gambling); (4) directly participating in providing abortions and/or the production of drugs that are used to terminate pregnancy; (5) leasing real estate to facilities providing abortions; (6) directly engaged in scientific research using stem cells derived from human embryos, fetal tissue or human embryo cloning techniques; (7) directly involved in the production, distribution or retail of adult entertainment; or (8) directly involved in the production, distribution, retail, supply or licensing of psychoactive recreational cannabis or derivative products. Because the Fund uses its best efforts to avoid investments in companies that do not pass the values-based screening criteria, it will divest itself, in a timely manner, of securities of companies that are subsequently added to the list of prohibited companies, although the sale may be delayed if such securities are illiquid or if Crossmark determines that an immediate sale would have a negative tax or other effect on the Fund. However, the Fund may invest up to 5% of its total assets in certain collective investment vehicles or derivatives that may hold or derive value from securities issued by otherwise excluded companies.

4

For purposes of the alcohol, tobacco and gambling screens, material involvement means that a company derives 10% or more of its revenues from the screened activities. For purposes of the adult entertainment screen, companies directly involved in the production, distribution or retail of adult entertainment (defined as media and materials intended to appeal exclusively to the prurient interest) and companies that derive 2% or more of their revenues from the screened activities are screened. For purposes of the abortion, abortion facilities, stem cell research and cannabis screens, there is no revenue threshold; any direct involvement in the screened activities will cause a company to be screened out of the investment universe. For purposes of the abortion and abortion facilities screens, a company that is not itself directly involved in the screened activities will be screened out of the investment universe if (a) it owns 20% or more of another company that is directly participating in the screened activities, or (b) it is 50% or more owned by another company that is directly participating in the screened activities.

Principal Risks of Investing in the Fund

Investment in the Fund involves risk. There can be no assurance that the Fund will achieve its investment objective. You can lose money on your investment in the Fund. When you sell your Fund shares, they may be worth less than what you paid for them. The Fund, by itself, does not constitute a balanced investment program. The Fund may not achieve its objective if portfolio management’s expectations regarding particular securities or markets are not met. The value of shares of the Fund will be influenced by market conditions as well as by the performance of the securities in which the Fund invests. The Fund’s performance may be better or worse than that of funds with similar investment policies. The Fund’s performance is also likely to be different from that of funds that use different strategies for selecting investments.

Risks of investing in the Fund include:

• Values-based Screening Policies Risk – The Fund’s values-based screening policies exclude certain securities issuers from the universe of otherwise available investments. As a result, the Fund may not achieve the same level of performance as it otherwise would have in the absence of the screening process. If the Fund has invested in a company that is later discovered to be in violation of one or more screening criteria and liquidation of an investment in that company is required, selling the securities at issue could result in a loss to the Fund. Further, the Fund’s values-based screening policies may prevent the Fund from participating in an otherwise suitable investment opportunity.

• Equity Securities Risk – The value of equity securities will rise and fall in response to the activities of the companies that issued the securities, general market conditions and/or economic conditions. If an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds will take precedence over the claims of owners of its equity securities.

• Security Selection and Market Risk – The Fund’s portfolio securities may underperform the market or other funds with similar objectives. The value of the Fund’s investments may also change with general market conditions.

5

• Market Disruption and Geopolitical Risk – Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the value of the Fund and its investments. Such events include the pandemic of the novel coronavirus disease known as COVID-19, the withdrawal of the United Kingdom from the European Union (Brexit) and the ongoing trade disputes between the United States and China. Likewise, natural and environmental disasters and systemic market dislocations may be highly disruptive to economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund and its investments. Given the increasing interdependence among global economies and markets, conditions in one country, market or region might adversely affect markets, issuers and/or foreign exchange rates in other countries, including the United States. Securities and financial markets may be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of investments traded in these markets, including investments held by the Fund.

The COVID-19 pandemic has caused significant uncertainty, market volatility, decreased economic and other activity and increased government activity. The pandemic may affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others.

Market disruptions could cause the Fund to lose money, experience significant redemptions and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.

• Issuer Risk – The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

6

• Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. Crossmark will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

• ESG Investing Risk – When portfolio management considers ESG factors in its fundamental research process and when making investment decisions, there is a risk that the Fund may forgo otherwise attractive investment opportunities or increase or decrease its exposure to certain types of issuers and, therefore, may underperform funds that do not consider ESG factors.

• Other Investment Companies or Real Estate Investment Trusts Risk – The Fund may invest in shares of other investment companies or real estate investment trusts (“funds”). The Fund bears a proportional share of the expenses of such other funds, which are in addition to those of the Fund. For example, the Fund will bear a portion of such other funds’ investment advisory fees, although the fees paid by the Fund to Crossmark will not be proportionally reduced.

• Concentration Policy Risk – To the extent securities of any one industry or group of industries comprise close to 25% of the Fund, the Fund may be limited in its ability to overweight with respect to that industry or industry group, due to the Fund’s fundamental policy not to concentrate in a particular industry or industry group.

• Share Ownership Concentration Risk – To the extent that a significant portion of the Fund’s shares is held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell or exit investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

7

Performance

The performance information for the Fund is not provided because the Fund had not commenced operations as of the effective date of this Prospectus and does not have a full calendar year of performance as of the date of this Prospectus. When available, performance information will be accessible on the Fund’s website at www.stewardfunds.com or by calling 1-888-845-6910. In addition, the performance information will include the returns of a benchmark index, the S&P 500® Index. Past performance is not an indication of how the Fund will perform in the future.

MANAGEMENT

Crossmark is the Fund’s investment adviser. The Fund’s co-portfolio managers are Robert Doll and Brent Lium. Mr. Doll is Chief Investment Officer of Crossmark and has served as a portfolio manager of the Fund since September [ ], 2021, the Fund’s inception date. Mr. Lium is Managing Director – Head of Equity Investments of Crossmark and has served as a portfolio manager of the Fund since September [ ], 2021, the Fund’s inception date.

Shareholder Information

For important information about purchase and sale of Fund shares, federal income tax information, and information on financial intermediary compensation, please see the “Additional Fund Details” section (p. [ ]) of this Prospectus.

8

ADDITIONAL FUND DETAILS

Minimum Investment

Class A and Class C – The minimum initial investment is $1,000 for regular accounts and for individual retirement accounts. The minimum initial investment is waived for continuous investment plans through which at least $50 is invested per transaction. There is no minimum for subsequent purchases.

Class R6 – There is no minimum investment. Class R6 shares are sold only through authorized dealers that have an omnibus account in place; they are not available for purchase directly through the Fund’s distributor.

Institutional Class – The minimum initial investment is $100,000, except that for Charitable Trusts or Grantor Trusts for which a charitable organization serves as trustee, the minimum initial investment is $25,000. The minimum subsequent investment is $1,000.

The minimum investment requirements may be waived in the case of certain third-party sub-accounting arrangements and for investments through fee-based advisory programs and defined contribution retirement plan platforms where all trades are made through the National Securities Clearing Corporation (“NSCC”).

The Independent Directors of Steward Funds, Inc. may invest in Institutional Class shares without regard to the stated minimum investment requirements.

Sale of Fund Shares

Fund shares may be redeemed on any business day through authorized dealers, or by writing the Fund’s Transfer Agent. Redemptions in the amount of at least $1,000 may be wired. You may also arrange for periodic withdrawals of at least $50 if you have invested at least $5,000 in the Fund.

Federal Income Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Objective, Strategies and Risks

The investment objective of Steward Values-Focused Enhanced Index Fund is long-term capital appreciation.

9

The Fund’s investment objective is non-fundamental and may be changed without shareholder approval. The Fund will provide shareholders with at least 60 days’ notice prior to making any changes to its investment objective.

The information on the prior pages describe the Fund’s principal investment policies and strategies intended to achieve the Fund’s investment objective. The investment types detailed for the Fund are further described in the Statement of Additional Information. See “Principal Risks” below for additional information regarding the principal risks of investing in the Fund.

Other Investment Practices

From time to time, the Fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political, or other conditions. If this occurs, the Fund may not achieve its investment objective during such times.

Portfolio Turnover

The Fund does not intend to trade portfolio securities for the purpose of realizing short-term profits. However, the Fund will adjust its portfolio as considered advisable in view of prevailing or anticipated market conditions and the Fund’s investment objective, and there is no limitation on the length of time securities must be held by the Fund prior to being sold. Portfolio turnover rate will not be a limiting factor for the Fund. Higher portfolio turnover rates involve correspondingly higher transaction costs, which are borne directly by the Fund. In addition, the Fund may realize significant short-term and long-term capital gains, which will result in taxable distributions to investors that may be greater than those made by other funds. Tax and transaction costs may lower the Fund’s effective return for investors.

Portfolio Holdings

A description of the Fund’s policies and procedures regarding disclosure of its portfolio securities is available in the Fund’s Statement of Additional Information dated September [ ], 2021. In addition, the Fund’s portfolio holdings may be viewed on the Fund’s website at www.stewardfunds.com. The portfolio holdings are posted within 30 days after the end of each month.

Additional Information about the Fund

The Fund is a series of Steward Funds, Inc., an open-end management investment company. Crossmark provides management and investment advisory services to the Fund. This Prospectus does not tell you about every policy or risk of investing in the Fund. If you want more information on the Fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

10

PRINCIPAL RISKS

The principal risks of investing in the Fund are summarized above under the “Principal Risks of Investing in the Fund” section. The risks described below expand on, and add to, those summaries as appropriate. The Fund may be subject to additional risks other than those identified below because the types of investments made by the Fund can change over time. There is no guarantee that the Fund will be able to achieve its investment objective. It is possible to lose money by investing in the Fund.

Concentration Policy Risk – To the extent securities of any one industry or group of industries comprise close to 25% of the Fund, the Fund may be limited in its ability to overweight with respect to that industry or industry group, due to the Fund’s fundamental policy not to concentrate in a particular industry or industry group.

Equity Securities Risk – The value of equity securities will rise and fall in response to the activities of the companies that issued the securities, general market conditions and/or economic conditions. If an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds will take precedence over the claims of owners of its equity securities.

ESG Investing Risk – When portfolio management considers ESG factors in its fundamental research process and when making investment decisions, there is a risk that the Fund may forgo otherwise attractive investment opportunities or increase or decrease its exposure to certain types of issuers and, therefore, may underperform funds that do not consider ESG factors.

Issuer Risk – The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. Crossmark will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

11

Market Disruption and Geopolitical Risk – Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the value of the Fund and its investments. Such events include the pandemic of the novel coronavirus disease known as COVID-19, the withdrawal of the United Kingdom from the European Union (Brexit) and the ongoing trade disputes between the United States and China. Likewise, natural and environmental disasters and systemic market dislocations may be highly disruptive to economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund and its investments. Given the increasing interdependence among global economies and markets, conditions in one country, market or region might adversely affect markets, issuers and/or foreign exchange rates in other countries, including the United States. Any partial or complete dissolution of the Economic and Monetary Union of the European Union, or any increased uncertainty as to its status, could have significant adverse effects on currency and financial markets, and on the value of the Fund and its investments. Securities and financial markets may be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of investments traded in these markets, including investments held by the Fund.

The COVID-19 pandemic has caused significant uncertainty, market volatility, decreased economic and other activity and increased government activity. The pandemic may affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others.

Market disruptions could cause the Fund to lose money, experience significant redemptions and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.

Other Investment Companies or Real Estate Investment Trusts Risk – The Fund may invest in shares of other investment companies or real estate investment trusts (“funds”). The Fund bears a proportional share of the expenses of such other funds, which are in addition to those of the Fund. For example, the Fund will bear a portion of such other funds’ investment advisory fees, although the fees paid by the Fund to Crossmark will not be proportionally reduced.

12

Security Selection and Market Risk – The Fund’s portfolio securities may underperform the market or other funds with similar objectives. The value of the Fund’s investments may also change with general market conditions.

Share Ownership Concentration Risk – To the extent that a significant portion of the Fund’s shares is held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell or exit investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

Values-based Screening Policies Risk – The Fund’s values-based screening policies exclude certain securities issuers from the universe of otherwise available investments. As a result, the Fund may not achieve the same level of performance as it otherwise would have in the absence of the screening process. If the Fund has invested in a company that is later discovered to be in violation of one or more screening criteria and liquidation of an investment in that company is required, selling the securities at issue could result in a loss to the Fund. Further, the Fund’s values-based screening policies may prevent the Fund from participating in an otherwise suitable investment opportunity.

13

SHAREHOLDER INFORMATION

MANAGEMENT

Investment Adviser

Crossmark Global Investments, Inc. (“Crossmark”), a wholly owned subsidiary of Crossmark Global Holdings, Inc. formed in 1982 and located at 15375 Memorial Dr., Suite 200, Houston, TX 77079, acts as the investment adviser for the Fund. Crossmark provides investment management services to investment companies, pension and profit-sharing plans and accounts, corporations and individuals. As of June 30, 2021, Crossmark managed $[ ] billion in assets.

Crossmark provides investment advisory and values-based screening services to the Fund pursuant to an investment advisory agreement. A discussion of the basis for the Board of Directors’ (the “Board”) approval of the Fund’s investment advisory agreement will be available in the Fund’s Semi-Annual Report dated October 30, 2021. As compensation for Crossmark’s services as investment adviser, the Fund pays Crossmark an annual fee, as a percentage of the Fund’s average daily net assets, equal to [ ]%.

Portfolio Managers

Robert Doll, CPA, CFA, joined Crossmark in May 2021 as Chief Investment Officer. Prior to joining Crossmark, he held roles of Senior Portfolio Manager and Chief Equity Strategist at Nuveen and BlackRock, President and Chief Investment Officer at Merrill Lynch Investment Managers, and Chief Investment Officer at Oppenheimer Funds, Inc. He received his Bachelor’s Degrees in Accounting and Economics from Lehigh University and his MBA from the Wharton School of the University of Pennsylvania. He is a Certified Public Accountant (CPA) and a Chartered Financial Analyst (CFA).

Brent Lium, CFA, began his career in 1995 with Dean Witter. In 2001, Mr. Lium joined Invesco Ltd. where he remained employed for eighteen years, starting as an equity analyst on a growth mutual fund team before serving as a portfolio manager. Mr. Lium joined Crossmark in 2019 as a Managing Director and now serves as Crossmark’s Head of Equity Investments. Mr. Lium received his Bachelor’s Degree from Texas A&M University and his Master’s Degree from the University of Texas at Austin and is a Chartered Financial Analyst (CFA).

Day-to-day management of the Fund is carried out by Messrs. Doll and Lium.

The Fund’s Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by such portfolio manager, and such portfolio manager’s ownership of securities in the Fund.

14

Values-Based Screening Policies

The Fund offers investors the opportunity to pursue investment goals while being consistent with widely held traditional values. In implementing its investment strategies, the Fund applies a set of values-based screens to use its best efforts to avoid investing in companies that are determined by Crossmark, pursuant to screening guidelines approved by the Fund’s Board of Directors, to be: (1) materially involved in the production, distribution, retail, supply or licensing of alcohol or related products; (2) materially involved in the production, distribution, retail, supply or licensing of tobacco or related products (to include vaping and other alternative smoking products); (3) materially involved in gambling (to include the manufacture, distribution and operation of facilities and equipment whose intended use is gambling); (4) directly participating in providing abortions and/or the production of drugs that are used to terminate pregnancy; (5) leasing real estate to facilities providing abortions; (6) directly engaged in scientific research using stem cells derived from human embryos, fetal tissue or human embryo cloning techniques; (7) directly involved in the production, distribution or retail of adult entertainment; or (8) directly involved in the production, distribution, retail, supply or licensing of psychoactive recreational cannabis or derivative products. Because the Fund uses its best efforts to avoid investments in companies that do not pass the values-based screening criteria, it will divest itself, in a timely manner, of securities of companies that are subsequently added to the list of prohibited companies, although the sale may be delayed if such securities are illiquid or if Crossmark determines that an immediate sale would have a negative tax or other effect on the Fund. However, the Fund may invest up to 5% of its total assets in certain collective investment vehicles or derivatives that may hold or derive value from securities issued by otherwise excluded companies.

For purposes of the alcohol, tobacco and gambling screens, material involvement means that a company derives 10% or more of its revenues from the screened activities. For purposes of the adult entertainment screen, companies directly involved in the production, distribution or retail of adult entertainment (defined as media and materials intended to appeal exclusively to the prurient interest) and companies that derive 2% or more of their revenues from the screened activities are screened. For purposes of the abortion, abortion facilities, stem cell research and cannabis screens, there is no revenue threshold; any direct involvement in the screened activities will cause a company to be screened out of the investment universe. For purposes of the abortion and abortion facilities screens, a company that is not itself directly involved in the screened activities will be screened out of the investment universe if (a) it owns 20% or more of another company that is directly participating in the screened activities, or (b) it is 50% or more owned by another company that is directly participating in the screened activities.

The Fund may apply additional values-based screening criteria that are deemed by the Fund’s Board, in consultation with Crossmark, to be consistent with widely held traditional values.

15

Administrator and Fund Accounting and Sub-Administration Services Provider

Pursuant to an Administration Agreement, Crossmark provides administration and compliance services to the Fund. For its administration and compliance services under the Administration Agreement, Crossmark receives a monthly fee from the Fund calculated at the annual rate of 0.0750% on the first $1 billion of the average daily net assets of the Fund and 0.0675% of assets over $1 billion.

The Northern Trust Company (“Northern Trust”) acts as fund accounting and sub-administration services provider for the Fund.

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BUYING AND SELLING FUND SHARES

Share Price

The purchase and redemption price for shares of each class of the Fund is based on the per share net asset value (“NAV”) for that class that is next determined after your purchase or sale order is received by the Fund, Transfer Agent or authorized dealer, although for Class A and Class C shares it may be adjusted for any applicable sales charge. NAV is generally calculated as of the close of regular trading on the New York Stock Exchange (the “Exchange”), normally 4:00 p.m. Eastern Time, on each day the Exchange is open for trading, provided that certain derivatives are priced after the close of regular trading on the Exchange, normally 4:15 p.m. Eastern Time. A temporary intraday suspension or disruption of regular trading on the Exchange will not be treated as the close of regular trading for that day if trading resumes and therefore will not impact the time at which the Fund calculates its share price on that day. In the event of an early close of regular trading on the Exchange, such as in the case of scheduled half-day trading, shortened trading hours due to emergency circumstances or unscheduled suspensions of trading, the Fund will calculate its share price as of the early close on that day. In such event, an order received before the early close will generally be effected at the share price calculated that day and an order received after the early close will be effected at the share price next calculated. The Fund does not price its shares on days the Exchange is closed for trading — normally, weekends, national holidays and Good Friday. NAV of a class reflects the aggregate assets less the liabilities attributable to that class.

Equity securities listed on a domestic or foreign exchange are valued at the last sale price on the day of valuation or, if there was no sale that day, at the mean between the last reported bid and asked prices as of the close of trading. Equity securities traded on The NASDAQ Stock Market LLC (“Nasdaq”) use the official closing price, if available, and otherwise, use the last reported sale price, or the mean between the last reported bid and asked prices if there was no sale on that day. Equity securities that are traded in the over-the-counter market only, but that are not included on Nasdaq, are valued at the last sale price on the day of valuation. These prices will be obtained by the Fund’s accounting agent from an approved pricing source.

Exchange-traded options are valued (i) at the last reported sale price, or, (ii) if there is no last sale price, at the most recent bid for long options and the most recent ask for short options. Debt securities (other than short-term debt obligations), including listed issues, are valued at the bid price as obtained from an approved pricing source. Short-term debt obligations (those with remaining maturities of 60 days or less) are valued at amortized cost. Open-end money market mutual funds are valued at NAV per share. Each of these methods has been determined in good faith by the Board to represent fair value for the affected securities.

If securities or other assets held by the Fund cannot be valued as set forth above or if a market price or quotation for a security or other asset is not readily available, or cannot be determined, or if any market price or quotation is deemed to be unreliable or inaccurate by Crossmark, the security will be priced at its fair value in accordance with procedures

17

approved by the Board. It cannot be assured that any such fair value determination represents the price at which the particular securities could be sold during the period in which such fair value prices are used to determine the value of the Fund’s assets. Thus, during periods when one or more of the Fund’s securities are valued at fair value, there is the risk that sales and redemptions of Fund shares at prices based on these values may dilute or increase the economic interests of remaining shareholders.

Share Certificates

The Fund will not issue certificates representing shares.

Telephone Transactions

Unless declined on the Investment Application, the Fund is authorized to accept orders for additional purchases, redemptions, and exchanges by phone. You will be liable for any fraudulent order as long as the Fund has taken reasonable steps to assure that the order was proper. Also note that, during unusual market conditions, you may experience delays in placing telephone orders. In that event, you should try one of the alternative procedures described below.

BUYING FUND SHARES

Minimum Investment

See “Minimum Investment” above under the “Additional Fund Details” section.

How to Invest

You may purchase, exchange or redeem shares of the Fund on any day on which Northern Trust and the Exchange are both open for business. You may use any of the following methods to purchase Fund shares:

Through Authorized Dealers. You may place your order through any dealer authorized to take orders for the Fund. An authorized dealer is one that has entered into a selling agreement with the Fund’s distributor. A dealer that has not entered into such an agreement is not authorized to sell shares of the Fund. If the order is received by the authorized dealer by the close of regular trading on the Exchange, you will generally receive that day’s share price. Orders received subsequent to the close of regular trading on the Exchange will receive the share price next determined. It is the dealer’s responsibility to transmit orders timely.

Through the Distributor. You may place orders directly with the Fund’s distributor (except with respect to Class R6 shares) by mailing a completed Investment Application, with a check or other negotiable bank draft payable to Steward Funds, to the Fund’s Transfer Agent:

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Transfer Agent’s Address

Regular Mail	Overnight Mail
Steward Funds	Steward Funds
c/o The Northern Trust Company	c/o The Northern Trust Company
P.O. Box 4766	333 South Wabash Avenue
Chicago, IL 60680-4766	Attn: Funds Center, Floor 38
Chicago, IL 60604

Northern Trust acts as custodian of the Steward Funds Traditional, Roth, SEP, and SIMPLE IRA accounts and Coverdell ESA accounts established directly through the Fund’s distributor. Additional terms and conditions related to the establishment and maintenance of those accounts can be found in the applicable custodial agreement and disclosure statement provided by Northern Trust.

Remember to make your check in an amount no less than any applicable minimum noted under the “Minimum Investment” section above. The funds for your purchase order are due on a T+1 basis (i.e., one day after the transaction takes place) unless the purchase order is made through the NSCC. Payment for orders placed with the Transfer Agent must be received by the Transfer Agent within three business days after the order is placed. Otherwise, you will be liable for any losses resulting from your purchase order. Checks from third parties will not be accepted. Subsequent investments may be mailed to the same address. Confirmations of each purchase and transaction in the account are sent to the shareholder’s address of record.

Investing By Wire Transfer. You may purchase shares by wire transfer if you have an account with a commercial bank that is a member of the Federal Reserve System. Your bank may charge a fee for this service.

For an initial investment by wire transfer, you must first complete a new account application. An application can be obtained by calling 1-888-845-6910 or by visiting the Fund’s website at www.stewardfunds.com. For assistance in completing the application, please contact 1-800-695-3208.

Please mail your completed form to Steward Funds, c/o The Northern Trust Company, P.O. Box 4766, Chicago, IL 60680-4766, or fax the application to 312-557-3320.

After a complete application form has been received and processed, orders to purchase shares of the Fund may be made by telephone by calling the Fund’s Transfer Agent, Northern Trust, at 1-800-695-3208.

In-Kind Purchases

The Fund may issue its shares in exchange for securities held by the purchaser, when approved by the Board, in its sole discretion, or pursuant to procedures adopted by the Board, if any, following a determination that (a) such in-kind exchange is advisable under the circumstances and (b) the securities to be exchanged are consistent with the Fund’s investment objective and policies. The value of securities to be so exchanged will be determined on the day of the exchange in accordance with the Fund’s policies for valuing its portfolio securities and the Fund will issue shares to the purchaser, valued on the day of the exchange, in an amount equal to the value of the exchanged securities, as so determined. The Fund will not accept securities for in-kind purchases of shares unless Crossmark determines that the value of such securities can be calculated under the Fund’s procedures for valuing its portfolio securities. The Fund also generally will not accept securities that are subject to

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restrictions on resale. As of the time of the exchange, all dividends, distributions and subscription or other rights will become the property of the Fund in question, along with the securities. Fund shares purchased in exchange for securities, as described in this paragraph, generally cannot be redeemed for fifteen days following the in-kind purchase to allow time for the transfer to settle. In-kind purchases may result in the recognition of gain or loss for federal income tax purposes on the securities transferred to the Fund.

Telephone Investment

If you have opened an account through the Fund’s distributor, you may make additional investments by telephone unless you declined that option on your Investment Application. You may place a telephone order by calling the Transfer Agent at 1-800-695-3208. If your account was opened through an authorized dealer, you may be required to place additional orders through that dealer.

If you place your telephone order by the close of regular trading on the Exchange, you will generally receive that day’s share price. Orders placed subsequent to the close of regular trading on the Exchange will receive the share price next determined.

Electronic Purchases

If your bank is a U.S. bank that participates in the Automated Clearing House (ACH), you may elect to make subsequent investments through ACH. Complete the Banking Services option on the Investment Application or call 1-800-695-3208. Your account can generally be set up for electronic purchases within 15 days. Your bank or broker may charge for this service.

Wire transfers (see “Investing by Wire Transfer,” above) allow financial institutions to send funds to each other almost instantaneously. With an electronic purchase or sale, the transaction is made through ACH and may take up to eight days to clear. There is generally no fee for ACH transactions.

Pre-Authorized Investment

If you hold or are purchasing Class A or Class C shares, you may arrange to make regular monthly investments of at least $50 automatically from your bank account by completing the Automatic Investment Plan option on the Investment Application.

Tax-Advantaged Retirement Plans

Fund shares may be used for virtually all types of tax-advantaged retirement plans, including traditional and Roth Individual Retirement Accounts (“IRAs”), Coverdell Education Savings Accounts, and Simplified Employee Pension Plans. For more information, call 1-888-845-6910.

Frequent Transactions

The Board has determined that the Fund is not likely to attract abusive short-term traders due to the fact that the Fund’s portfolio securities are primarily traded in U.S. markets and do not offer attractive opportunities to profit from short-term trading. Accordingly, the Board has determined to permit short-term trading and not to impose a redemption fee on short-term trades at this time. To the extent that short-term trading does occur, such trading may result in additional costs for the Fund. Any future changes to the Fund’s policies and procedures regarding frequent transactions will be disclosed in an amendment or supplement to the Fund’s Prospectus.

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Customer Identification Information

To help the government fight the funding of terrorism and money-laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Fund must obtain the following information for each person that opens a new account:

•  Name

•  Date of birth (for individuals)

•  Residential or business street address (although post office boxes are still permitted for mailing)

•  Social security number, taxpayer identification number, or other identifying number

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identify by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the share price next calculated after the account is closed.

SELLING FUND SHARES

When you sell your shares, proceeds from the sale will generally be in the form of cash, though the Fund reserves the right to redeem in kind as described below. The Fund typically expects to satisfy redemption requests by using available cash or selling portfolio assets if available cash is not sufficient to meet redemption requests. The Fund may use either cash, portfolio sales, or redemption in kind to satisfy redemption requests under normal or stressed market conditions. During periods of distressed market conditions, when a significant portion of the Fund’s portfolio may be comprised of less-liquid and/or illiquid investments, the Fund may be more likely to pay redemption proceeds by giving you securities.

Through Authorized Dealers. You may request a redemption through any broker-dealer authorized to take orders for the Fund. The broker-dealer will place the redemption order by telephone or facsimile directly with the Fund’s Transfer Agent and you will receive the share price next determined after the order is received. The Fund does not charge a fee for these redemptions (but will assess any applicable CDSC), but a dealer may impose a charge for this service. Redemption proceeds will be paid within three days after the Transfer Agent receives a redemption order in proper form.

Through the Transfer Agent. You may redeem shares by telephone on any business day by calling the Transfer Agent at 1-800-695-3208. You may also redeem your Fund shares by writing to the Transfer Agent’s address (see “Buying Fund Shares,” above). You will generally receive a check for your redemption amount within a week after your request is received; however, the Fund typically expects that redemption proceeds will be sent out within one day

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by check after your redemption request is received. As noted below under “Expedited Redemptions”, under certain circumstances, redemption proceeds may be sent out by wire on the next day after the redemption request. The Fund does not charge any fee for redemptions (but will assess any applicable CDSC).

Certain transactions will require a signature guarantee. See “Signature Verification for Certain Transactions,” below.

Redemption of Shares Purchased by Check. Redemptions of amounts purchased by check may be withheld until the purchase check has cleared, which may take up to 15 days from the purchase date.

Expedited Redemption

If you want to redeem at least $1,000 of Fund shares and have not declined banking services on the Investment Application currently on file with the Transfer Agent, you may request that your redemption proceeds be wired to a broker-dealer or commercial bank that you previously designated on the Investment Application by calling the Transfer Agent at 1-800-695-3208. Redemption proceeds will be forwarded the next day to the designated entity. You are urged to place your redemption request early in the day to permit efficient management of the Fund’s cash reserves. The Fund does not impose a special fee for this service. However, the Fund (and its service providers) reserves the right to modify or not to offer this service in the future. The Fund (and its service providers) will attempt to give shareholders reasonable notice of any such change.

Systematic Withdrawal

If you hold Class A or Class C shares, you may arrange for periodic withdrawals of $50 or more if you have invested at least $5,000 in the Fund. Your withdrawals under this plan may be monthly, quarterly, semi-annually, or annually. If you elect this plan, you must elect to have all your dividends and distributions reinvested in shares of the Fund. Note that payments under this plan come from redemptions of your Fund shares. The payments do not represent a yield from the Fund and may be a return of capital, thus depleting your investment. Payments under this plan will terminate when all of your shares have been redeemed. The number of payments you receive will depend on the size of your investment, the amount and frequency of your withdrawals, and the yield and share price of the Fund, which can be expected to fluctuate.

You may terminate this plan at any time by writing to the Transfer Agent. You continue to have the right to redeem your shares at any time. The cost of the plan is borne by the Fund, and there is no direct charge to you.

Redemption in Kind

The Fund will generally review a redemption in excess of $10 million to consider whether a redemption in kind, either partially or fully, would be appropriate under the circumstances. If the Fund pays you for shares you sell by redeeming in kind, that is, by giving you securities, you will bear any brokerage costs imposed when you sell those securities, and you will bear the market risk on those securities until you sell them. A redemption in kind is taxable for federal income tax purposes to the same extent as a redemption for cash.

Redemption Suspensions or Delays

Although you may normally redeem your shares at any time, redemptions may not be permitted at times when the Exchange is closed for unusual circumstances, when trading on such exchange is restricted, or when the SEC allows redemptions to be suspended.

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Involuntary Redemption of Small Accounts

Because it is costly to other shareholders of the Fund to maintain small accounts, the Fund reserves the right to redeem your Fund shares and close your account if the NAV of your account falls below $1,000 for a regular account or for an individual retirement account. Before the Fund redeems your Fund shares and closes your account, you will be notified and given 60 days in which to make additional investments sufficient to bring your account up to the required minimum and thereby avoid having your Fund shares redeemed and your account closed. An involuntary redemption, as with a sale of your Fund shares, may have tax consequences.

EXCHANGING FUND SHARES

Exchanges between the same share classes of different Steward Funds are permitted. Certain exchanges between different share classes of the Fund are also permitted, as described below and in each case subject to Crossmark’s discretion:

•	Class A to Institutional Class or Class R6. Subject to eligibility requirements.
•	Class C to Class A or Institutional Class. Subject to eligibility requirements and only in instances where the Class C shares are not currently subject to a CDSC.
•	Institutional Class to Class R6. Subject to eligibility requirements.
•

Institutional Class to Class A. Subject to eligibility requirements and only in connection with a change in a financial intermediary’s account type or otherwise in accordance with the intermediary’s policies and procedures that renders a shareholder ineligible for Institutional Class shares. The availability of this exchange privilege depends on the policies, procedures and trading platforms of the intermediary. Investors should contact their financial intermediary to learn more about the details of this exchange feature.

An exchange must satisfy the applicable minimum investment and other eligibility requirements for the share class and the Steward Fund into which you wish to exchange and such Steward Fund must be available for sale in your state. Shares are exchanged at equal aggregate value based on the respective NAVs of the applicable share classes.

There is no sales charge or other fee charged on exchanges, except:

•

if you exchange Class A shares of Steward Select Bond Fund for Class A shares of a different Steward Fund, you may be subject to a front-end sales charge based on the difference in the front-end sales charge applied to your original purchase of Class A shares of Steward Select Bond Fund and the front-end sales charge that would have applied if your original purchase was of Class A shares of the different Steward Fund (if higher); and

•

if you exchange Class C shares of the Fund for Class C shares of a different Steward Fund you may be subject to the CDSC if you redeem your exchanged shares prior to twelve months from the date you originally purchased shares.

These exchange privileges may be amended or terminated upon 60 days’ notice to shareholders.

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You may place an exchange order by:

•  Mailing your exchange order to the Transfer Agent’s address.

•  Telephoning 1-800-695-3208. Telephone exchange orders may be placed from 8:00 a.m. to 4:00 p.m. Eastern Time on any business day. You may decline this option on the Investment Application.

Remember that exchanges between different Steward Funds involve a sale of shares, with possible tax consequences. However, exchanges between different share classes of the Fund generally are not taxable for federal income tax purposes and no gain or loss will generally be reported on such exchanges. See “Dividends, Distributions, and Tax Matters” below.

Signature Verification for Certain Transactions

Signature Guarantees. To protect you and the Fund against fraud, certain redemption options require a medallion signature guarantee. A medallion signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers participating in a Medallion Program recognized by the Securities Transfer Association, but not from a notary public. The acceptable Medallion program is the Securities Transfer Agents Medallion Program (STAMP). The Transfer Agent reserves the right to reject a signature guarantee if it is not provided by an acceptable Medallion guarantor. The Transfer Agent will need written instructions signed by all registered owners, with a medallion signature guarantee for each owner, for any of the following:

•	A change to a shareholder’s record name without supporting documentation (such as a marriage certificate, divorce decree, etc.);
•	A redemption from an account for which the address or account registration has changed within the last ten business days;
•	A request to send redemption and distribution proceeds to any person, address, brokerage firm, or bank account not on record;

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•	A request to send redemption and distribution proceeds to an account with a different registration (name or ownership) from yours; and
•	An addition or change to ACH or wire instructions; telephone redemption or exchange options; or any other election in connection with your account.

The Transfer Agent reserves the right to waive signature guarantee requirements, require a signature guarantee under other circumstances, or reject or delay a redemption if the signature guarantee is not in good form. Faxed signature guarantees are generally not accepted. A notary public cannot provide a signature guarantee.

The Fund may also require a medallion signature guarantee if you request any of the following nonfinancial transactions:

•	A change of name;
•	Add/Change banking instructions;
•	Add/Change beneficiaries;
•	Add/Change authorized account traders;
•	Adding a Power of Attorney;
•	Add/Change Trustee; or
•	UTMA/UGMA custodian change.

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CHOOSING A SHARE CLASS; SALES CHARGES; DISTRIBUTION AND SERVICE ARRANGEMENTS; PAYMENTS TO FINANCIAL INTERMEDIARIES

CHOOSING A SHARE CLASS

All classes of the Fund have the same investment objective and investments, but each class has its own fees and expenses, offering you a choice of cost structures. Your financial intermediary may also charge you additional fees, commissions or other charges. Share classes may be subject to eligibility requirements discussed elsewhere in this Prospectus.

Included below is a summary of the cost structure of each share class:

Class A

•	Sales charge of up to 5.75% when you buy shares

•	No contingent deferred sales charge (CDSC) when you sell shares

•	0.25% annual distribution and/or service fee under the Service and Distribution Plan

•	Subject to fees under the Sub-Accounting Services Plan

Class C

•	No sales charge when you buy shares

•	CDSC of 1.00% when you sell shares you bought within the last twelve months

•	0.75% annual distribution fee and 0.25% annual service fee under the Service and Distribution Plan

•	Subject to fees under the Sub-Accounting Services Plan

Class R6

•	No sales charge when you buy or sell shares

•	Not subject to fees under the Service and Distribution Plan or Sub-Accounting Services Plan

Institutional Class

•	No sales charge when you buy or sell shares

•	Not subject to fees under the Service and Distribution Plan

•	Subject to fees under the Sub-Accounting Services Plan

The sales charge on purchases of Class A shares and the CDSC on redemptions of Class C shares are paid to the Fund’s distributor, Crossmark Distributors, who may distribute all or a portion of the sales charge to your financial representative. In certain instances described below, a sales charge may be waived by Crossmark Distributors or your financial representative. If your financial representative agrees to waive any sales charge due to it from Crossmark Distributors, Crossmark Distributors will not collect the sales charge on your purchase or redemption.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your sales directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers (see Appendix A). In all instances it is the shareholder’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary.

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SALES CHARGES

Class A Shares

Class A shares are subject to a front-end sales charge that varies with the amount you invest, as shown below. The authorized dealer commission as a percentage of the offering price is the full amount of the applicable front-end sales charge.

Your investment	Front-end sales charge as % of offering price[1,2]	Front-end sales charge as % of your net investment[2]
Under $50,000	5.75%	6.10%
$50,000-$99,999	4.50%	4.71%
$100,000-$249,999	3.50%	3.63%
$250,000-$499,999	2.60%	2.67%
$500,000-$999,999	2.00%	2.04%
$1 million or more	None	None

1	The “offering price”, the price you pay to buy shares, includes the sales charge which will be deducted directly from your investment.
2	Because of rounding in the calculation of the offering price, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted.

You may be able to lower your Class A sales charge if:

•	you indicate your intent in writing to invest at least $50,000 in any share class of any Steward Fund over the next 13 months (Letter of Intent)
•	your holdings in share classes of any Steward Fund you already own plus the amount you’re investing now in Class A shares is at least $50,000 (Cumulative Discount); or
•	you are investing a total of $50,000 or more in any share class of two or more Steward Funds on the same day (Combined Purchases)

The point of these three features is to let you count investments made at other times or in other Steward Funds for purposes of calculating your present sales charge. Any time you can use the privileges to “move” your investment into a lower sales charge category, it’s generally beneficial for you to do so.

For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (i.e., your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in Steward Funds. This includes, for example, investments held in a retirement account, an employee benefit plan or with a financial representative other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

To receive a reduction in your Class A initial sales charge, you must let your financial representative or the Transfer Agent know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial representative or the Transfer Agent to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.

Information about sales charge discounts is available free of charge. Please visit www.stewardfunds.com or consult with your financial representative. Certain intermediaries may provide different sales charge discounts which are described under “Sales Charge

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Waivers and Discounts Available Through Intermediaries” in Appendix A to this Prospectus.

In certain circumstances listed below, you may be able to buy Class A shares without a sales charge. In addition, certain intermediaries may provide different sales charge waivers. These waivers and the applicable intermediaries are described under “Sales Charge Waivers and Discounts Available Through Intermediaries” in Appendix A to this Prospectus. Your financial representative or the Transfer Agent can answer questions and help you determine if you are eligible for any of the sales charge waivers.

Class A NAV Sales. Class A shares may be sold at NAV without a sales charge to:

1.

investors investing $1 million or more, either as a lump sum or through the sales charge reduction features referred to above (collectively, the Large Order NAV Purchase Privilege). The Large Order NAV Purchase Privilege is not available if another NAV privilege is available;

2.	a current or former Director of Steward Funds;
3.

an employee (including the employee’s spouse or life partner and children or stepchildren age 21 or younger) of Crossmark or its affiliates or of a broker-dealer authorized to sell shares of a Steward Fund or service agents of a Steward Fund;

4.	certain professionals who assist in the promotion of Steward Funds pursuant to personal services contracts with Crossmark Distributors, for themselves or immediate members of their families;
5.	any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (3) and (4);
6.	persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;
7.

selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of a Steward Fund for their clients pursuant to an agreement with Crossmark Distributors or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

8.

persons who purchase such shares through certain investment advisers registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by Crossmark Distributors, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment adviser or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

9.

financial service firms that have entered into an agreement with Crossmark Distributors to offer Class A shares through a no-load network, platform or self-directed brokerage account that may or may not charge transaction fees to their clients. Refer to the section entitled “Sales Charge Waivers and Discounts Available Through Intermediaries” in Appendix A to this Prospectus for information about available sales charge waivers through certain intermediaries;

10.

Employer-sponsored retirement plans that are maintained by the Fund at an omnibus level or are part of retirement plans or platforms offered by banks, broker-dealers, financial representatives or insurance companies or serviced by retirement recordkeepers (each, an “Employer-Sponsored Retirement Plan”). For purposes of this sales charge waiver, the term “Employer-Sponsored Retirement Plan” includes 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans,

28

but does not include SEP IRAs, SIMPLE IRAs, or Salary Reduction Simplified Employee Pension Plans (SARSEPs) (each, an “Employer-Sponsored IRA”);

In addition, Class A shares may be sold at NAV without a sales charge in connection with:

11.

the acquisition of assets or merger or consolidation with another investment company, and under other circumstances deemed appropriate by Crossmark Distributors and consistent with regulatory requirements;

12.	reinvestment of Fund dividends and distributions;
13.	exchanging an investment in Class A shares of the Fund for an investment in Class A shares of another Steward Fund; and
14.

Exchanging an investment in Class C or Institutional Class shares of the Fund for an investment in Class A shares of the Fund pursuant to an exchange privilege described in this Prospectus (see “Exchanging Fund Shares” above).

Class C Shares

Class C shares are subject to a CDSC of 1.00% if you redeem your shares within twelve months of purchase. When you redeem Class C shares that are subject to the CDSC, the CDSC is based on the original purchase cost or current NAV of the shares sold, whichever is less. Reinvested dividends and share appreciation are not subject to the CDSC. In processing orders to redeem shares, shares not subject to the CDSC are redeemed first. The CDSC is not imposed when you exchange your Class C shares for Class C shares of a different Steward Fund, but you may be subject to the CDSC if you redeem your exchanged shares prior to twelve months from the date you originally purchased shares. The CDSC may be waived under certain circumstances described below:

1.	investors redemption of shares of a shareholder (including a registered joint owner) who has died;
2.

redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

3.	redemptions under the Fund’s Systematic Withdrawal Plan at a maximum of 12% per year of the NAV of the account;
4.

redemption of shares by an employer-sponsored employee benefit plan that offers funds in addition to Steward Funds and whose dealer of record has waived the advance of the first year service and distribution fees applicable to such shares and agrees to receive such fees quarterly;

5.

redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus recordkeeping system provided the dealer of record had waived the advance of the first year service and distribution fees applicable to such shares and has agreed to receive such fees quarterly;

6.

redemptions made pursuant to any IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2; and

7.	redemptions to satisfy required minimum distributions from an IRA account.

Your financial representative or the Transfer Agent can answer your questions and help you determine if you’re eligible for a CDSC waiver. In addition, certain intermediaries may provide different CDSC waivers. These waivers and the applicable intermediaries are described under “Sales Charge Waivers and Discounts Available Through Intermediaries” in Appendix A to this Prospectus.

Class C to Class A Conversion Feature

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Class C shares will automatically convert to Class A shares of the Fund at the relative NAVs of the two classes no later than the end of the month in which the eighth anniversary of the date of purchase occurs, provided that the Fund or the financial intermediary through which the shareholder purchased such Class C shares has records verifying the completion of the eight-year aging period. Class C shares issued upon reinvestment of income and capital gain dividends and other distributions will be converted to Class A shares on a pro rata basis with the Class C shares. For purposes of calculating the time period remaining on the conversion of Class C shares to Class A shares, Class C shares received in an exchange retain their original purchase date. No sales charges or any other charges will apply to any such conversion. If you purchase Class C shares through a broker-dealer or other financial intermediary (such as a bank), your intermediary may impose different conversion terms, including an earlier conversion. For additional information about conversion terms of financial intermediaries, refer to your intermediary’s website and the section entitled “Sales Charge Waivers and Discounts Available Through Intermediaries” in Appendix A to this Prospectus.

Reinstatement Feature

If you sell shares in the Fund for which you paid a sales charge and then decide to invest in Steward Funds again within six months, you may be able to take advantage of the “reinstatement feature.” With this feature, you can put your money back into the same class of a Steward Fund at its current NAV and, for purposes of a sales charge, it will be treated as if it had never left the Steward Funds (this may result in a tax liability for federal income tax purposes). You’ll be reimbursed (in the form of Fund shares by Crossmark Distributors) for any CDSC you paid when you sold shares in the Fund. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact the Transfer Agent or your financial representative.

DISTRIBUTION AND SERVICE ARRANGEMENTS

Class A and Class C Service and Distribution Plan

Crossmark Distributors serves as the Fund’s distributor. The Fund has adopted a Service and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Plan allows the Fund, out of assets attributable to Class A shares, to compensate Crossmark Distributors at an annual rate of 0.25% for its services in connection with the sale and distribution of Class A shares and for services to Class A shareholders. The Plan allows the Fund, out of assets attributable to Class C shares, to compensate Crossmark Distributors at an annual rate of 1.00% for its services in connection with the sale and distribution of Class C shares and for services to Class C shareholders. Because these fees are paid out of Class A and Class C assets on an ongoing basis over time these fees will increase the cost of your investment in Class A and Class C shares and may cost you more than paying other types of sales charges. Institutional Class and Class R6 shares are not subject to the Plan.

Class A, Class C and Institutional Class Sub-Accounting Services Plan

The Fund has also adopted a Sub-Accounting Services Plan with respect to its Class A, Class C and Institutional Class shares. The Sub-Accounting Services Plan provides that the Fund, out of assets attributable to the applicable share class, shall reimburse Crossmark Distributors for payments by Crossmark Distributors to certain third-party providers that assist in the servicing of certain group accounts in which Fund shareholders of the applicable share class participate. For asset-based fee arrangements between Crossmark Distributors and third-party providers, the amounts payable to Crossmark Distributors may not exceed, on an annual basis, 0.20% of the average daily net assets of the applicable

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share class of the Fund. For per-account arrangements between Crossmark Distributors and third-party providers, the amounts payable to Crossmark Distributors may not exceed, on an annual basis, $20 per account. These fees are in addition to any fees payable under the Service and Distribution Plan. Class R6 shares are not subject to the Sub-Accounting Services Plan.

PAYMENTS TO FINANCIAL INTERMEDIARIES

Crossmark and/or Crossmark Distributors may pay additional compensation, out of their own assets and not as an additional charge to the Fund, to selected unaffiliated broker-dealers or other financial intermediaries (“financial representatives”) in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares (“revenue sharing”). Such revenue sharing payments are in addition to any distribution or service fees payable under the Service and Distribution Plan, or fees payable under the Sub-Accounting Services Plan, and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this Prospectus or the Statement of Additional Information as payable to all financial representatives. For example, Crossmark and/or Crossmark Distributors may, using their legitimate profits, compensate financial representatives for providing the Fund with “shelf space” or access to a third party platform or Fund offering list or other marketing programs, including, without limitation, inclusion of the Fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting Crossmark Distributors access to the financial representative’s sales force; granting Crossmark Distributors access to the financial representative’s conferences and meetings; assistance in training and educating the financial representative’s personnel; and obtaining other forms of marketing support. In addition, revenue sharing payments may consist of Crossmark and/or Crossmark Distributors’ payment or reimbursement of ticket charges that would otherwise be assessed by a financial representative on an investor’s Fund transactions.

The level of revenue sharing payments made to financial representatives may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial representative, the nature of the Fund or other measures as agreed to by Crossmark or Crossmark Distributors and the financial representatives or any combination thereof. The amount of these payments is determined at the discretion of Crossmark and Crossmark Distributors from time to time, may be substantial, and may be different for different financial representatives based on, for example, the nature of the services provided by the financial representative.

Receipt of, or the prospect of receiving, this additional compensation may influence your financial representative’s recommendation of the Fund or of any particular share class of the Fund. You should review your financial representative’s compensation disclosure and/or talk to your financial representative to obtain more information on how this compensation may have influenced your financial representative’s recommendation of the Fund.

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DIVIDENDS, DISTRIBUTIONS, AND TAX MATTERS

Dividends and Distributions. The Fund will distribute substantially all of its net investment income and realized net capital gains to shareholders each year, and pay its dividends and other distributions in additional shares of the Fund, with no sales charge. However, you may elect on the Investment Application to:

Option # 1 — receive income dividends in cash and capital gain distributions in additional Fund shares; or

Option # 2 — receive all dividend and capital gain distributions in cash; or

Option # 3 — receive capital gain distributions in cash and income dividends in additional shares.

The Fund intends to declare and pay any income dividends quarterly. Capital gains, if any, will be paid at least annually, generally in December.

Federal Income Tax Treatment of Dividends, Distributions, and Redemptions. If you hold shares through a tax-advantaged account (such as a retirement plan), you generally will not owe tax until you receive a distribution from the account.

If you are a taxable investor, you will generally be subject to federal income tax each year on dividend and distribution payments you receive from the Fund, as well as on any gain realized when you sell (redeem) or exchange shares of the Fund. (For purposes of this section, exchanges refer to exchanges between different Steward Funds and do not refer to exchanges between different share classes of the Fund.) This is true whether you reinvest your distributions in additional shares or receive them in cash. Any long-term capital gains distributed by the Fund will be taxable to you as long-term capital gains no matter how long you have owned your shares.

If you are an individual investor, a portion of the dividends you receive from the Fund may be treated as “qualified dividend income,” which is taxable to individuals and other noncorporate shareholders at the same rates that are applicable to long-term capital gains. Fund distributions will be treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholder. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, real estate investment trust (“REIT”) distributions and, in many cases, distributions from non-U.S. corporations.

For taxable years beginning after December 31, 2017 and before January 1, 2026, qualified REIT dividends (i.e., REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. If the Fund receives qualified REIT dividends, the Fund may elect to pass the special character of this income through to its shareholders. To be eligible to treat distributions from the Fund as qualified REIT dividends, a shareholder must hold shares of the Fund for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend and the shareholder must not be under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If the Fund does not elect to pass the special character of this income through to shareholders or if a shareholder does not satisfy the above holding period requirements, the shareholder will not be entitled to the 20% deduction for the shareholder’s share of the Fund’s qualified REIT dividend income while direct investors in REITs may be entitled to the deduction.

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When you sell or exchange shares (including when shares are redeemed to pay any account fees), you may have a capital gain or loss. The tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares. Gain or loss realized on shares held more than one year is generally long-term while gain or loss realized on shares held one year or less is generally short-term. Any loss you incur if you sell or exchange shares that you have held for six months or less will be treated as a long-term capital loss, but only to the extent that the Fund has paid you long-term capital gain dividends with respect to those shares during that period. You may be limited in your ability to utilize capital losses.

The Fund will notify you each year, generally in January, which amounts of your dividend and distribution payments are subject to taxation as ordinary income, as qualified dividend income, or as long-term capital gain. Distributions that are declared in October, November or December to shareholders of record during one of those months and paid in January are taxable as if they were paid in December. The Fund makes no representation or warranty as to the amount or variability of the Fund’s distributions, which may vary as a function of several factors including, but not limited to, prevailing dividend yield levels, general market conditions, and shareholders’ redemption patterns.

An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate tax.

By law, the Fund must withhold the legally required amount of your distributions and proceeds if you do not provide your correct taxpayer identification number, or certify that such number is correct, or if the Internal Revenue Service instructs the Fund to do so.

THE TAX DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY. YOU SHOULD CONSULT YOUR OWN TAX ADVISER CONCERNING THE FEDERAL, STATE, LOCAL, AND FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND. ADDITIONAL INFORMATION ON THE FEDERAL INCOME TAX MATTERS RELATING TO THE FUND AND ITS SHAREHOLDERS IS INCLUDED IN THE SECTION ENTITLED “FEDERAL INCOME TAXES” IN THE STATEMENT OF ADDITIONAL INFORMATION.

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FINANCIAL HIGHLIGHTS

Financial highlights are not included for the Fund as it had not commenced operations as of the effective date of this Prospectus.

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APPENDIX A

SALES CHARGE WAIVERS AND DISCOUNTS AVAILABLE THROUGH INTERMEDIARIES

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge (CDSC) waivers. For waivers and discounts not available through a particular intermediary, you will have to purchase Fund shares directly from the Fund or through another intermediary. The financial intermediary sales charge waivers, discounts and policies disclosed in this Appendix may vary from those disclosed elsewhere in this Prospectus or in the Fund’s Statement of Additional Information (SAI). In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts.

The sales charge waivers, discounts and policies described below are applied by the identified financial intermediaries. Please contact the applicable intermediary with any questions regarding how the intermediary applies its waivers, discounts and policies and to ensure that you understand what steps you must take to qualify for any available waivers or discounts.

AMERIPRISE FINANCIAL CLASS A FRONT-END SALES CHARGE WAIVERS

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Shareholders purchasing Fund shares through an Ameriprise Financial brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family.
•

Shares exchanged from Class C shares of the same Fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother,

36

grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC. & EACH ENTITY’S AFFILIATES (“RAYMOND JAMES”)

Shareholders purchasing Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares Available at Raymond James

•	Shares purchased in an investment advisory program.
•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class C Shares Available at Raymond James

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
•	Return of excess contributions from an IRA Account.
•

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.

Front-end Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent

•	Breakpoints as described in this prospectus.

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•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

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Visit us online at:
crossmarkglobal.com
HOW TO GET MORE INFORMATION
Further information about the Fund is contained in the Statement of Additional Information (SAI). The SAI contains more detail about some of the matters discussed in this Prospectus. The SAI is incorporated into the Prospectus by reference.
Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s investment performance during its last fiscal year.
You may obtain free copies of the SAI, reports or other information about the Fund or your account by calling 1-888-845-6910. You may also visit the Fund’s website at www.stewardfunds.com, where information is available.
The SAI, reports, and other information about the Fund are or will be available on the EDGAR Database on the Securities and Exchange Commission’s (“SEC”) website at sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by sending an email request to publicinfo@sec.gov.
The Investment Company Act File Number with the SEC for the Fund is: 811-01597.
Distributed by: Crossmark Distributors, Inc. 15375 Memorial Dr. Suite 200 Houston, TX 77079 888-845-6910 stewardfunds@crossmarkglobal.com

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION

DATED JULY 1, 2021

SUBJECT TO COMPLETION

The information in this Statement of Additional Information is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

STEWARD FUNDS

A LEADER IN VALUES-BASED INVESTING

Steward Values-Focused Enhanced Index Fund
Class A
Class C
Class R6
Institutional Class

(The foregoing are a series and classes of Steward Funds, Inc.)

STATEMENT OF ADDITIONAL INFORMATION

September [ ], 2021

This Statement of Additional Information is not a Prospectus but it contains information in addition to and more detailed than that set forth in the Prospectus for the Fund and should be read in conjunction with the Prospectus for the Fund dated September [ ], 2021. The information in this Statement of Additional Information expands on the information contained in the Prospectus and any supplements thereto. A copy of the Fund’s Prospectus may be obtained without charge by contacting Crossmark Distributors, Inc. by phone at (888) 845-6910 or by writing to it at 15375 Memorial Dr., Suite 200, Houston, TX 77079.

GENERAL INFORMATION

Steward Values-Focused Enhanced Index Fund (the “Fund”) is a series of Steward Funds, Inc. (“SFI”), an open-end diversified management company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). SFI was originally incorporated in Delaware in 1968 and commenced business shortly thereafter as an open-end diversified management company under the 1940 Act. On February 18, 1992, shareholders approved a plan of reorganization pursuant to which the corporate entity became, on May 11, 1992, a Maryland series company, Capstone Fixed Income Series, Inc. The name of the corporate entity was changed to Capstone Christian Values Fund, Inc. on March 13, 2000. On June 3, 2004, the name was changed to Steward Funds, Inc.

The Fund offers Class A, Class C, Class R6 and Institutional Class shares. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive rights (except as may be determined by the Board of Directors (the “Board”)) or conversion rights (except that Class C shares convert to Class A shares after eight years) and are redeemable as described in the Prospectus and this Statement of Additional Information (“SAI”). Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges and liquidation. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. Each class of shares may be subject to such sales loads or charges, expenses and fees, and account size requirements as the Board may establish or change from time to time and to the extent permitted under the 1940 Act.

Crossmark Global Investments, Inc. (“Crossmark”) serves as investment adviser to the Fund. Crossmark provides portfolio screening services to the Fund for use in the management of the Fund’s investment portfolio, as well as administration, compliance and claims preparation services to the Fund. The Northern Trust Company (“Northern Trust”) acts as fund accounting and sub-administration services provider for the Fund. In addition, Northern Trust acts as custodian and transfer agent for the Fund. Crossmark Distributors, Inc. (“Crossmark Distributors”), an affiliate of Crossmark, is the Fund’s distributor. (See “Adviser,” “Administration, Fund Accounting and Sub-Administration Services, Class Action and Fair Fund Services, and Transfer Agency and Service Agreements” and “Distributor”).

INVESTMENT STRATEGIES

Following is a discussion of the various types of securities and strategies that may be used by the Fund, to the extent not inconsistent with its investment objective and policies.

Temporary Defensive and Other Short-Term Positions

Although it is expected that the Fund will normally be invested consistent with its investment objective and policies, the Fund may invest in certain short-term, high-quality debt instruments for the following purposes: (a) to meet anticipated day-to-day operating expenses; (b) pending Crossmark’s ability to invest cash inflows; (c) to permit the Fund to meet redemption requests; and (d) for temporary defensive purposes. The short-term instruments in which the Fund may invest include: (i) short-term obligations of the U.S. Government or its agencies, instrumentalities, authorities, or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers’ acceptances; (v) repurchase agreements; (vi) money market funds; and (vii) zero coupon bonds.

The Fund’s short-term investments will generally not have maturities of greater than one year.

Common Stock, Convertible Securities, and Other Equity Securities

The Fund may invest in common stocks, which represent an equity (ownership) interest in a company. This ownership interest generally gives the Fund the right to vote on issues affecting the company’s organization and operations. Common stocks do not contain a guarantee of value — their prices can fluctuate up or down and may be reduced to zero under certain circumstances.

The Fund may also buy other types of equity securities such as convertible securities (including “synthetic convertible securities”), preferred stock, and warrants or other securities that are exchangeable for shares of common stock. A convertible security is a security that may be converted at either a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, the Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer-term debt securities have greater yields than do shorter-term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by the Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Fund because the Fund purchases such securities for their equity characteristics.

The Fund may invest in preferred stock. Unlike common stock, preferred stock offers a stated dividend rate payable from a corporation’s earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and it may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation’s assets in the event of liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

“Synthetic” convertible securities are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, the Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then-current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. The Fund will invest in synthetic convertibles only with respect to companies whose corporate debt securities are rated “A” or higher by Moody’s or “A” or higher by S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

Small- and mid-cap companies tend to be smaller, less established companies, and investment in equity securities of these companies may involve greater risk than is customarily associated with securities of larger, more established companies. Small- and mid-cap companies may experience relatively higher growth rates and higher failure rates than do larger companies. The trading volume of securities of small- and mid-cap companies is normally less than that of larger companies and, therefore, such volume may disproportionately affect the market price of such securities, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger companies.

While all investments involve risk, micro-cap stocks are among the riskiest. Many microcap companies are new and have no proven track record. Some of these companies have no assets, operations, or revenues. Others have products and services that are still in development or have yet to be tested in the market. Another risk that pertains to microcap stocks involves the low volumes of trades. Because many micro-cap stocks trade in low volumes, any size of trade can have a large percentage impact on the price of the stock.

Foreign Securities

Although the Fund expects to invest principally in securities of U.S. issuers, the Fund may also invest in some foreign securities. The Fund may invest in U.S. dollar-denominated securities that may be issued or guaranteed by non-U.S. entities. Certain of these investments may be made directly by the Fund; others may be indirect, through another investment company in which the Fund may invest. Investing in securities issued by foreign corporations involves considerations and possible risks not typically associated with investing in obligations issued by domestic corporations. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The values of U.S. dollar-denominated foreign investments are affected by changes in application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. These securities may involve higher brokerage commissions than securities of U.S. issuers, and they may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in issuers in foreign countries could be affected by other factors not present in the United States, including nationalization, expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the United States.

The Fund’s foreign investments may include emerging-market stock. The considerations outlined above when making investments in foreign securities also apply to investments in emerging markets. The risks associated with investing in foreign securities are often heightened for investments in developing or emerging markets. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of more developed countries. Moreover, the economies of individual emerging-market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestments, resource self-sufficiency and balance of payments position. Many emerging-market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging-market countries.

Foreign government securities in which the Fund may invest may include obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of “quasi-government agencies.”

The Fund may invest in equity securities of non-U.S. issuers, in the form of American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) (together, “Depositary Receipts”), or other securities convertible into securities of eligible European or Far Eastern issuers. The securities for which these securities may be exchanged may not necessarily be U.S. dollar denominated. An ADR or ADS is typically issued by an American bank or trust company and evidences ownership of underlying securities issued by a foreign corporation. An EDR, which is sometimes referred to as a Continental Depositary Receipt (“CDR”), is issued in Europe, typically by a foreign bank or trust company and evidences ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in U.S. securities markets and EDRs in bearer form are designed for use in European securities markets. GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world. GDRs are traded on major stock exchanges, particularly the London SEAQ International trading system. For purposes of the Fund’s investment policies, the Fund’s investments in ADRs, ADSs, EDRs and GDRs will be deemed to be investments in the equity securities of the foreign issuers into which they may be converted.

Depositary Receipt facilities may be established as either “sponsored” or “unsponsored.” While Depositary Receipts issued through these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of Depositary Receipt holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from the issuer prior to establishing the facility. Holders of unsponsored Depositary Receipts generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of noncash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to Depositary Receipt holders with respect to the deposited securities. Sponsored Depositary Receipt facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the Depositary Receipt holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although Depositary Receipt holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the Depositary Receipt holders at the request of the issuer of the deposited securities. The Fund may invest in sponsored and unsponsored Depositary Receipts. Although Depositary Receipts are denominated in U.S. dollars, the value of securities underlying a Depositary Receipt, and thus of the Depositary Receipt, may be affected by changes in the relative values of the currencies of the U.S. and the country of the issuer.

Market Disruptions and Geopolitical Events

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the value of the Fund and its investments. Such events include the pandemic of the novel coronavirus disease known as COVID-19, the withdrawal of the United Kingdom from the European Union (Brexit) and the ongoing trade disputes between the United States and China. Likewise, natural and environmental disasters and systemic market dislocations may be highly disruptive to economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund and its investments. Given the increasing interdependence among global economies and markets, conditions in one country, market or region might adversely affect markets, issuers and/or foreign exchange rates in other countries, including the United States. Any partial or complete dissolution of the Economic and Monetary Union of the European Union, or any increased uncertainty as to its status, could have significant adverse effects on currency and financial markets, and on the value of the Fund and its investments. Securities and financial markets may be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of investments traded in these markets, including investments held by the Fund.

The COVID-19 pandemic has caused significant uncertainty, market volatility, decreased economic and other activity and increased government activity. The pandemic may affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others.

Recent political activity in the U.S. has increased the risk that the U.S. could default on some or any of its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets.

Market disruptions could cause the Fund to lose money, experience significant redemptions and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.

Government Obligations

Government obligations in which the Fund may invest include U.S. Treasury obligations and obligations of U.S. Government agencies and instrumentalities. Direct obligations of the U.S. Treasury in which the Fund may invest include U.S. Treasury bills, notes, and bonds. U.S. Treasury bills have, at the time of issuance, maturities of one year or less. U.S. Treasury notes have, at the time of issuance, maturities of one to ten years. U.S. Treasury bonds generally have, at the time of issuance, maturities of greater than ten years. Obligations of U.S. Government agencies and instrumentalities have various degrees of backing. Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as Government National Mortgage Association (“GNMA”) participation certificates, are, like U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the U.S. Treasury, subject to certain limits. Still other government obligations, such as obligations of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Tennessee Valley Authority, are backed only by the credit of the agency or instrumentality issuing the obligations, and, in certain instances, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. Some government obligations, such as obligations of the Federal Farm Credit Banks, are backed only by the credit of the agency or instrumentality issuing the obligation. No assurances can be given that the U.S. Government will provide financial support to agencies or instrumentalities whose securities are not backed by the full faith and credit of the U.S. Treasury, since it is not obligated to do so. Accordingly, such U.S. Government obligations may involve risk of loss of principal and interest. The Fund may invest in fixed-rate and floating- or variable-rate U.S. Government obligations. The Fund may purchase U.S. Government obligations on a forward commitment basis.

Forward Commitments, When-Issued Transactions, and Free Trade Transactions

The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (a “forward commitment” or “when-issued” transaction) so long as such transactions are consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. The Fund may dispose of a security purchased on a forward commitment or when-issued basis prior to settlement if it is appropriate to do so and if the Fund would realize short-term profits or losses, if any, upon such sale. When effecting such transactions, liquid assets of the Fund in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled, which may be a month or more. Forward commitments and when-issued transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction. The Fund may dispose of a commitment prior to settlement if Crossmark deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

Eurodollar and Yankee Dollar Investments

When appropriate to its investment objective and policies, the Fund may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars generally held in banks outside the United States, primarily in Europe. Yankee Dollar instruments are U.S. dollar-denominated bonds typically issued in the United States by foreign governments and their agencies and foreign banks and corporations. (See also “Bank Obligations,” below.)

Bank Obligations

These obligations include negotiable certificates of deposit and bankers’ acceptances. A certificate of deposit is a short-term, interest-bearing negotiable certificate issued by a commercial bank against funds deposited in the bank. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. The Fund will limit its bank investments to dollar-denominated obligations rated A or better by Moody’s or S&P issued by U.S. or foreign banks that have more than $1 billion in total assets at the time of investment and, in the case of U.S. banks, (i) are members of the Federal Reserve System or are examined by the Comptroller of the Currency, or (ii) whose deposits are insured by the Federal Deposit Insurance Corporation. The Fund’s bank investments (either direct, or through another investment company in which it may invest) may include Eurodollar Certificates of Deposit (“ECDs”), Eurodollar Time Deposits (“ETDs”) and Yankee Certificates of Deposit (“Yankee CDs”). ECDs, ETDs, and Yankee CDs are subject to somewhat different risks from the obligations of domestic banks. ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of U.S. and foreign banks; ETDs are U.S. dollar-denominated time deposits in a foreign branch of a U.S. bank or a foreign bank; and Yankee CDs are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping, and the public availability of information.

Commercial Paper

Commercial paper includes short-term unsecured promissory notes issued by U.S. and foreign bank holding companies, corporations and financial institutions and similar taxable instruments issued by government agencies and instrumentalities. Asset-backed commercial paper is commercial paper issued by a bankruptcy remote special-purpose entity to fund the acquisition of financial assets (such as trade receivables, commercial loans, auto and equipment loans, leases or collateral debt obligations) that is repaid from the cash flows of those receivables on a specific date. All commercial paper purchased by the Fund must have a remaining maturity of no more than 270 days from the date of purchase by the Fund, and commercial paper purchased by the Fund must be rated at least A-1 or P-1 by a nationally recognized statistical rating organization (“NRSRO”) or deemed of comparable quality by Crossmark. The Fund may not invest more than 5% of its total assets in commercial paper of a single issuer.

Repurchase Agreements

The Fund may invest in securities subject to repurchase agreements with U.S. banks or broker-dealers. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that same security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. The agreement will be fully collateralized by the underlying securities and will be marked-to-market on a daily basis during the term of the repurchase agreement to ensure that the value of the collateral always equals or exceeds the repurchase price. The Fund will enter into repurchase agreements only with firms that present minimal credit risks as determined in accordance with guidelines adopted by the Fund’s Board. In the event of default by the seller under the repurchase agreement, the Fund that is a purchaser under such an agreement may have problems in exercising its rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities. A repurchase agreement is equivalent to a loan by the Fund.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements to meet redemption requests where the liquidation of portfolio securities is deemed by the Fund’s investment adviser or money manager to be inconvenient or disadvantageous. A reverse repurchase agreement is a transaction in which the Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio security’s market value. The Fund retains record ownership of the security involved, including the right to receive interest and principal payments. At an agreed future date, the Fund repurchases the security by paying an agreed purchase price plus interest. Liquid assets of the Fund equal in value to the repurchase price, including any accrued interest, will be segregated on the Fund’s records while a reverse repurchase agreement is in effect. A reverse repurchase agreement is equivalent to a borrowing by the Fund.

Corporate Debt Securities

Corporate debt securities include bonds, debentures, notes and similar instruments issued by corporations and similar entities. The Fund’s investment in these instruments must comply with the Fund’s rating criteria.

Loans of Portfolio Securities

The Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily mark-to-market basis in an amount no less than the current market value of the securities loaned; (2) the Fund may at any time call the loan and obtain the return of the securities loaned within three business days; and (3) the Fund will receive any interest or dividends paid on the loaned securities. In connection with lending securities, the Fund may pay reasonable finders, administrative and custodial fees.

Cash collateral received by the Fund when it lends its portfolio securities is invested in high-quality, short-term debt instruments, short-term bank collective investment and money market mutual funds, and other investments meeting quality and maturity criteria established by the Fund. Income generated from the investment of the cash collateral is first used to pay the rebate interest cost to the borrower of the securities and then to pay for lending transaction costs. The remaining amount is divided between the Fund and the lending agent.

The Fund will retain most rights of beneficial ownership of the loaned securities, including the right to receive dividends, interest or other distributions on the loaned securities. Voting rights may pass with the loan, but the Fund will call a loan in order to vote proxies if a material issue affecting the investment is subject to a vote.

Loans of portfolio securities entail certain risks. The Fund may incur costs or possible losses in excess of the interest and fees received in connection with securities lending transactions. Some securities purchased with cash collateral are subject to market fluctuations while a loan is outstanding. To the extent that the value of the cash collateral as invested is insufficient to return the full amount of the collateral plus rebate interest to the borrower upon termination of the loan, the Fund must immediately pay the amount of the shortfall to the borrower. Loans of securities also involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. If the borrower fails financially, the Fund may also lose its rights to the collateral.

As of the date of this SAI, the Fund has not engaged in any securities lending activities as the Fund had not commenced operations as of the effective date of this SAI.

Investment Companies

The Fund is permitted to invest in shares of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), to the extent consistent with its investment objective and policies and with limits imposed under applicable law and regulations. To the extent the Fund invests a portion of its assets in other investment companies, those assets will be subject to the expenses of any such investment company as well as to the expenses of the Fund itself. The Fund’s investments in a closed-end investment company, together with investments in such closed-end company by other funds having the same investment adviser as the Fund, would be limited to 10% of the outstanding voting shares of such closed-end company. The Fund may not purchase shares of any affiliated investment company except as permitted by a Securities and Exchange Commission (“SEC”) rule or order.

ETFs in which the Fund may invest may be organized as open-end mutual funds or unit investment trusts. Typically, an ETF seeks to track the performance of an index, such as the S&P 500 or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give the Fund exposure to the securities comprising the index on which the ETF is based, and the ETF investment will gain or lose value depending on the performance of the index. ETFs have expenses, including advisory and administrative fees, which are borne by ETF shareholders. As a result, an investor in the Fund is subject to a duplicate level of fees to the extent that the Fund invests in ETFs.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are bought and sold based on market values throughout each trading day, rather than at the closing net asset value price. Thus, ETF shares could trade at either a premium or a discount to net asset value. Trading prices of ETFs that track equity market indices tend to closely track the actual net asset value of the underlying portfolios because these portfolios are publicly disclosed on each trading day. Also, an approximation of actual net asset value is disseminated throughout the trading day. If available, the Fund may also invest in ETFs that are based on fixed-income indices or are actively managed. Because it is unlikely that actively managed ETFs would have the transparency of index-tracking ETFs, they would be more likely to trade at a discount or premium to their net asset values. If an ETF held by the Fund trades at a discount to net asset value, the Fund could lose money even if the securities in which the ETF invests increase in value.

Real Estate Investment Trusts

The Fund may invest in debt or equity securities issued by real estate investment trusts (“REITs”), including REITs invested principally in mortgages of churches, colleges, schools and other nonprofit organizations. A REIT is a corporation or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate-level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually 90% or more of its otherwise taxable income. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee simple ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

Investments in REITs and real estate securities may be subject to certain of the same risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate generally; changes in neighborhood or property appeal; environmental cleanup costs; condemnation or casualty losses; risks related to general and local economic conditions, over-building and competition; increases in property taxes and operating expenses; lack of availability of mortgage funds; high or extended vacancy rates; and rent controls or variations in rental income. The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. The Fund’s investment in REITs is also subject to heavy cash flow dependency, defaults of tenants, self-liquidation, the possibility of failing to qualify as a REIT under the Code, and failing to maintain exemption from the requirement to register under the 1940 Act. Rising interest rates may cause REIT investors to demand a higher annual return, which may cause a decline in the prices of REIT securities. Rising interest rates also generally increase the costs of obtaining financing, which could make it more difficult for a REIT to meet its obligations. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors may elect to prepay, and such prepayment may diminish the yield on securities issued by those REITs. In addition, mortgage REITs may be affected by the borrowers’ ability to repay its debt to the REIT when due. Equity REIT securities may be affected by the ability of tenants to pay rent. In addition, REITs may not be diversified. Also, by investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

Illiquid Securities

The Fund may invest up to 15% of its net assets in illiquid securities. If the Fund’s holdings of illiquid securities exceed 15% of its net assets, it will take appropriate action to bring holdings down to 15% or less of its net assets in accordance with the Fund’s liquidity risk management program adopted pursuant to Rule 22e-4 under the 1940 Act (the “LRM Program”). The LRM Program administrator is responsible for determining the liquidity classification of Fund investments and monitoring compliance with the 15% limit on illiquid securities. Illiquid securities are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the provisions of the LRM Program, and may include investments that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain OTC Options, certain investment company securities, and certain restricted securities. There may be undesirable delays in selling illiquid securities at a price representing their fair value.

Investments by the Fund in securities of other investment companies may be subject to restrictions regarding redemption. In certain circumstances, to the extent the Fund owns securities of such a company in excess of 1% of that company’s total outstanding securities, such holdings by the Fund could be deemed to be illiquid and would be subject to the Fund’s 15% limit on illiquid investments.

The expenses of registering restricted securities that are illiquid may be negotiated at the time such securities are purchased by the Fund. When registration is required, a considerable period may elapse between a decision to sell the securities and the time the sale would be permitted. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund also may acquire, through private placements, securities having contractual resale restrictions, which might lower the amount realizable upon the sale of such securities.

The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. There can be no assurance that the Fund will be able to sell such a security at the price at which it is valued for purposes of determining the Fund’s net asset value.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES

The policy of the Fund and its service providers is to protect the confidentiality of the Fund’s portfolio holdings and to prevent the selective disclosure of nonpublic information about those holdings. The Fund’s Board has adopted policies and procedures to implement this policy. These policies and procedures are designed to assure that any disclosure of nonpublic information about Fund portfolio holdings is in the best interests of Fund shareholders and to address any conflicts that may exist between the interests of Fund shareholders and those of Fund service providers and their affiliates. Portfolio holding information may be disclosed only in accordance with these policies and procedures, with such exceptions as may be approved by the Fund’s Chief Compliance Officer.

The Fund may publicly disclose monthly its month-end portfolio holdings on its website, www.stewardfunds.com. The information for each month-end would generally be posted around the end of the following month. The Fund may provide portfolio holdings information to organizations such as Standard & Poor’s Corporation no earlier than it is made publicly available as provided above. The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Portfolio holdings information included with Form N-PORT for the third month of each relevant fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year will be included in the semi-annual and annual reports to shareholders, respectively, and will be filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR will be available on the SEC’s website listed above. Following or simultaneously with any such filing or other public disclosure, the Fund may make public a summary or list of completed purchases and sales, as of the date of the information contained in the relevant filing or public disclosure (“trade commentary”).

For legitimate business purposes — for example, in the event of a merger or retention of a new adviser or sub-adviser — disclosure of information about Fund portfolio holdings may occasionally be determined by the Fund’s Chief Compliance Officer, in consultation with the Fund’s legal counsel, to be appropriate, provided any such disclosure is subject to a confidentiality agreement that includes provisions to prevent trading on nonpublic information. Nothing in the Fund’s policies prevents disclosure of portfolio holdings information that may be required by applicable law or regulation.

The Fund or its authorized service provider may at any time distribute analytical data that does not identify any specific portfolio holding.

Crossmark’s trading desk may periodically distribute lists of investments held by its clients (including the Fund) to facilitate efficient trading of those investments and receipt of relevant research. Crossmark may also periodically distribute a list of issuers and securities that are covered by its research department as of a particular date, which may include securities held by the Fund or that are under consideration for the Fund. The list will not, however, indicate that the Fund owns or may own any security and will not identify Fund position sizes.

Whenever disclosure of portfolio holdings pursuant to the Fund’s policies and procedures would involve a conflict of interest between the Fund’s shareholders and Crossmark, the Fund’s distributor or any affiliated person of the Fund, Crossmark, or the distributor, such disclosure may not be made without the approval of a majority of the Fund’s independent directors upon a determination that the arrangement is in the best interest of the Fund’s shareholders. Neither the Fund nor Crossmark, the distributor or any affiliated person of the Fund, may enter into any arrangement to receive compensation or benefit of any kind for the disclosure of Fund portfolio holdings information.

The Fund’s Chief Compliance Officer is responsible for monitoring compliance with the Fund’s portfolio holdings disclosure policies and procedures and may request certifications from persons who have access to this information that their use of the information complies with the policies and with the terms of any applicable Confidentiality Agreement. The Chief Compliance Officer will report material violations to the Board, which will determine appropriate corrective action.

The Board may impose additional restrictions on dissemination of information about the Fund’s portfolio holdings. The Fund’s policies and procedures regarding disclosure of Fund portfolio holdings may be waived, or exceptions permitted, only with consent of the Fund’s Chief Compliance Officer upon a determination that such waiver is consistent with best interests of the Fund and its shareholders.

INVESTMENT RESTRICTIONS

The Fund is subject to investment restrictions designed to reflect its values-based screening policies. In addition, the Fund has adopted the following investment restrictions, which are fundamental policies of the Fund (except as otherwise noted) and may not be changed without approval by vote of a majority of the outstanding shares of the Fund. For this purpose, such a majority vote means the lesser of (1) 67% or more of the voting securities present at an annual or special meeting of shareholders, if holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

Fundamental Investment Restrictions of Steward Values-Focused Enhanced Index Fund

As a fundamental policy, the Fund has elected to be qualified as a diversified open-end series of SFI.

Additionally, the Fund may not:

1.	borrow money, except as permitted under or to the extent not prohibited by the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2.	issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.	concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

4.	engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

5.

purchase or sell real estate, which does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities;

6.	purchase physical commodities or contracts relating to physical commodities; or

7.

make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund’s investment objective and policies may be deemed to be loans.

The Fund’s classification as a diversified series means, under currently applicable law, that at least 75% of the value of the Fund’s assets will be represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities with respect to which the Fund will make no investment that would (a) cause more than 5% of its assets to be invested in the securities of a single issuer or (b) cause it to own more than 10% of the voting securities of a single issuer.

With respect to the foregoing restrictions regarding senior securities, borrowing and concentrating investments, the 1940 Act and regulatory interpretations of relevant provisions of that Act establish the following general limits. Open-end registered investment companies are not permitted to issue any class of senior security or to sell any senior security of which they are the issuers. For this purpose, SFI’s issuance of separate series of shares (the Fund is a series of SFI) and the division of those series into separate classes (each of Class A, Class C, Class R6, and Institutional Class is such a separate class) are not considered to create senior securities. Although borrowings could be deemed to be senior securities, the 1940 Act permits the Fund to borrow for temporary purposes only in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. (A borrowing shall be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.) The 1940 Act also permits the Fund to borrow from a bank, provided that immediately after any such borrowing there is an asset coverage (including the proceeds of borrowings) of at least 300% for all borrowings by the Fund, and in the event such asset coverage falls below 300%, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer time as the SEC may prescribe, reduce the amount of its borrowings so that asset coverage for such borrowings shall be at least 300%. Thus, the Fund may pledge, mortgage, or hypothecate no more than one-third of its total assets to secure borrowings. The SEC has indicated, however, that certain types of transactions, which could be deemed “borrowings” (such as firm commitment agreements and reverse repurchase agreements), are permissible if a Fund “covers” the agreements by establishing and maintaining segregated accounts. The Fund will not purchase additional securities while outstanding borrowings exceed 5% of its total net assets.

With respect to concentration, the SEC staff takes the position that investment of 25% or more of the Fund’s assets in any one industry or group of industries represents concentration.

With respect to the foregoing restrictions on making loans, the Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of its total assets. The Fund may invest without limit in repurchase agreements to the extent consistent with its investment objective, investment restrictions, and all 1940 Act requirements, including diversification requirements. Loans to affiliated investment companies are not presently permitted by the 1940 Act in the absence of an exemptive order from the SEC.

An investment restriction that involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs as a result of an acquisition of securities, except that if asset coverage for borrowings falls below the required 300%, noted above, the Fund shall, within the time period noted above, reduce its borrowings so that such asset coverage will be at least 300%.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s investment objective and principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. During these times, the Fund may invest up to 100% of its assets in cash or cash equivalents, shares of money market mutual funds, commercial paper, zero coupon bonds, repurchase agreements, and other securities Crossmark believes to be consistent with the Fund’s best interests. During a period in which the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

DIRECTORS AND EXECUTIVE OFFICERS

Leadership structure. The Fund’s Board of Directors (the “Board”) provides overall supervision of the affairs of the Fund. All directors were most recently elected by shareholders at a meeting held on July 29, 2019. Richard J. Rossi was appointed by the Board as Lead Independent Director at a meeting held on May 14, 2020. As Lead Independent Director, Mr. Rossi is responsible for (i) serving as Chair of all meetings/executive sessions of the independent directors, (ii) working with SFI’s investment adviser and legal counsel to determine the agenda for Board meetings, (iii) serving as the principal contact for and facilitating communication between the independent directors and SFI’s service providers and (iv) any other duties that the Nominating and Corporate Governance Committee may delegate to the Lead Independent Director. Michael L. Kern, III, CFA, was appointed by the Board as Chairman of the Board at a meeting held on September 8, 2017. Mr. Kern is an “interested person” of the Fund, as defined in the 1940 Act, because of his position as President, CEO and Treasurer of Crossmark and its affiliates. As Chairman of the Board, Mr. Kern has responsibility for coordinating the work and leading meetings of the Board, for coordinating with the independent directors and for assuring that the concerns of the independent directors are considered by the full Board and brought to the attention of Fund management. Mr. Kyle Dana is also an “interested person,” because of his position with AGFinancial, the parent company of Crossmark Global Holdings, Inc., which through its subsidiary, Steward Financial Holdings, Inc., has effective voting control over SFI. The other four directors are independent directors. During SFI’s fiscal year ended April 30, 2021, the Board met four (4) times.

Risk oversight. The Fund’s service providers, including their investment adviser, principal underwriter, administrator, fund accounting and sub-administration services provider, and transfer agent, provide day-to-day risk management of the Fund in their areas of responsibility. The Board oversees the performance of these service providers, including their management of risks. The Board meets quarterly and its Committees meet periodically (see “Board Committees,” below) to review information concerning the Fund’s operations and performance, the broader securities markets, and other information relevant to their oversight responsibilities that, among other things, helps them to identify and monitor general and particular risks to the Fund. The Board’s Committees focus on particular types of risks in their areas of responsibility. It should be noted that not all risks to the Fund can be identified or controlled. Moreover, certain risks are inherent in the Fund’s operations. See, for example, investment risks described in the Fund’s Prospectus.

Qualifications of directors. The Fund’s directors, in addition to meeting high standards of integrity and commitment, offer to the Fund a variety of experience relevant to oversight of the Fund, including, in the aggregate, responsible leadership experience in sales and marketing, accounting, business operations, strategic planning, investment, and service on boards of other entities. In selecting candidates for directors, the Nominating and Corporate Governance Committee has considered whether candidates meet high standards of personal and relevant professional experience and can bring diverse points of view to the Board. Independent directors must satisfy regulatory requirements and guidelines adopted by the Board relevant to their independence. Beyond these considerations, the Nominating and Corporate Governance Committee has not set specific minimum qualifications. The Board believes that each independent director’s background brings to the Board a combination of skills that permits him or her to objectively review, question and evaluate information provided to him or her by Fund management and to exercise effective business judgment in overseeing the Fund. The particular types of experience for the directors are described below.

Interested Directors

Michael L. Kern, III, CFA: Mr. Kern has been President, Chief Executive Officer and Treasurer of Crossmark Global Holdings, Inc. since May 2015 and has served as President, Chief Executive Officer and Treasurer of Crossmark Global Investments, Inc., Crossmark Distributors and, until its dissolution in December 2019, Crossmark Consulting, LLC (“Crossmark Consulting”) since 2016. Previously, Mr. Kern spent 19 years with Stout Risius Ross, Inc., a financial advisory firm, where he, over the years, served as Managing Director in the Valuation & Financial Opinions Group, Head of the Investment Banking Group, Chief Financial Officer, Chief Operating Officer and, finally, President for his last six years at the firm. Mr. Kern holds a B.S. Degree in Finance and Business Economics from Wayne State University and is a Chartered Financial Analyst (CFA) with Series 7, 63 and 24 securities licenses. In 2006, he received Crain’s Detroit Business 40 Under 40 Award and is a member of the CFA Institute and Young Presidents’ Organization.

Kyle A. Dana, CRPC: Since 2000, Mr. Dana has worked with AGFinancial, and currently serves as Senior Vice President of Retirement Planning and Investment Solutions. Mr. Dana has dual degrees in Management and Marketing from Evangel University and professional licenses and designations, including Chartered Retirement Planning Counselor (CRPC®) and Series 63 license.

Independent Directors

Mark H. Barineau: Mr. Barineau currently serves as President and owner of Lionsmark Investment Group, a private real estate investment and management company he formed in 2016. Its primary business is the acquisition, development and management of multifamily assets and other active and passive real estate investments. Mr. Barineau’s professional career began in 1992 as a Project Controls Engineer with a subsidiary of Waste Management where he performed value engineering and cost controls related to environmental remediation and landfill construction. In 1996, his entrepreneurial spirit led him to the real estate industry, where he served various roles including President and an owner of Radney Management & Investments which specialized in the acquisition, development and management of government subsidized low-income and conventional workforce multifamily housing across the United States. He sold his interests in this company in 2016. Raised in Houston, he is a graduate of The University of the South (Sewanee, TN) and Columbia University (New York, NY) and holds B.S. degrees in both Physics and Mechanical Engineering. He is a Certified Property Manager by the Institute of Real Estate Management, a member of Young Presidents’ Organization (former executive board member) and a member of several Houston area social clubs. Mr. Barineau strives to put his faith in practice with his time, talent and treasure. He has served as an Executive Vestry Member of St. Martin’s Episcopal Church (largest Episcopal church in the USA) and as a Trustee of Episcopal High School.

Adriana R. Posada: Ms. Posada retired from American Beacon Advisors, Inc. in 2016, where she had served since 1998 as Senior Portfolio Manager for several registered investment companies (“funds”) and had responsibility for managing a substantial portion of a large corporate pension plan’s assets. Her experience included equity, fixed income, alternative and derivative investments. She also identified, selected and oversaw sub-advisers for the funds and the pension plan. She reported regularly to the funds’ board of directors and to the pension plan’s representative regarding the performance of the sub-advisers. From 1993 to 1998, also at American Beacon Advisors, Inc., her responsibilities involved regulatory compliance and preparation and dissemination of certain numerical information regarding the funds and separate accounts. She also served as a Trustee of Irving Firemen’s Relief and Retirement Plan from 2009 to 2015. Ms. Posada holds a B.S. in mathematics from Universidad de Los Andes, Bogota, Colombia; an M.S. in mathematics from the University of Houston, Houston, Texas; and an M.A. in Actuarial Science from the University of Michigan, Ann Arbor, Michigan. She has passed exam parts 1, 2 and 3 of the Society of Actuaries.

Richard L. Peteka: Mr. Peteka has been the Chief Financial Officer and Secretary of SCP Private Credit Income BDC LLC since 2018 and SLR Investment Corp. and SLR Senior Investment Corp. since May 2012, each of which is a publicly traded business development company managed by SLR Capital Partners, LLC. Prior to joining SLR Capital Partners, he served from 2004 to 2012 as the Chief Financial Officer and Treasurer of Apollo Investment Corporation. Prior to 2004, Mr. Peteka was at Citigroup Asset Management, which he joined as a Director in 1999 and where he served as Chief Financial Officer and Treasurer of various open-end and closed-end investment companies. Mr. Peteka holds a B.S. degree in Finance from The College at Old Westbury and an MBA in International Finance from St. John’s University.

Richard J. Rossi: Mr. Rossi retired in 2017 from Eagle Asset Management, an investment advisory firm in St. Petersburg, Florida and a subsidiary of Raymond James, where he served as an officer for seventeen years. At the time of his retirement, he was President and Co-Chief Operating Officer of the firm as well as President of Eagle Mutual Funds and Eagle Fund Distributors. Mr. Rossi was instrumental in developing the firm’s overall strategic decisions and business plans, including developing its asset management acquisition strategy. He was responsible for all retail and institutional mutual fund and private account sales, client services, and administrative functions and oversaw a substantial increase in assets during his tenure as a result of the acquisition strategy. In addition to his roles at Eagle Asset Management, Mr. Rossi previously served as Vice President, Institutional Equity Sales, of First Union Capital Markets as well as Managing Director and Chief Operating Officer of Mentor Investment Group. Mr. Rossi began his career in 1984 with Raymond James and has over 30 years of executive management and senior sales experience in the asset management and financial services industries. Mr. Rossi holds a B.A. from the University of Florida and an M.P.A. from the University of North Florida.

Directors and Executive Officers

The directors provide overall supervision of the affairs of the Fund. The Fund’s directors, the Fund’s executive officers, and their principal occupations for the past five years are listed below.

Name, Address, Age	Position(s) Held with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Director or Nominee	Other Directorships Held by Director or Nominee During the Past 5 Years
Interested Directors
Michael L. Kern, III, CFA[2] c/o 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1973	Chairman of the Board; Director	Indefinite Term Since 2017	President, CEO and Treasurer, Crossmark Global Holdings, Inc. (May 2015 - Present); President, CEO and Treasurer, Crossmark Global Investments, Inc. and Crossmark Distributors, Inc. (2016 - Present); Chief Compliance Office, Crossmark Distributors, Inc. (August 1, 2017 - December 11, 2017); Secretary, Crossmark Global Investments, Inc. and Crossmark Distributors, Inc. (2016 - 2018)	7	Stratford Cambridge Group Investments – Advisory Board (2011 - 2017); Foundation Capital Resources (2015 - Present)

Kyle A. Dana CRPC [3] c/o 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1978	Director	Indefinite Term Since 2017	Senior Vice President, Retirement & Investment Solutions, AGFinancial[4] (2000 - Present)	7	N/A

Independent Directors
Mark H. Barineau c/o 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1968	Director	Indefinite Term Since 2017	President, Lionsmark Investment Group[5] (since April 2016); President and Owner, Radney Management & Investments, Inc.[6] (1996 - 2016)	7	N/A

Richard L. Peteka c/o 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1961	Director	Indefinite Term Since 2017	Chief Financial Officer and Secretary, SLR Investment Corp. and SLR Senior Investment Corp. (May 2012 - Present) and SCP Private Credit Income BDC LLC[7] (2018 - Present)	7	N/A

Adriana R. Posada c/o 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1954	Director	Indefinite Term Since 2017	Retired; Sr. Portfolio Manager, American Beacon Advisors, Inc. (September 1998 - March 2016)	7	Trustee of Irving Firemen’s Relief and Retirement Plan (April 2009 - October 2015)

Richard J. Rossi c/o 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1956	Director; Lead Independent Director as of May 14, 2020	Indefinite Term Since 2019	Retired; President and Co-Chief Operating Officer, Eagle Asset Management, President, Eagle Mutual Funds and Eagle Fund Distributors (2000 - 2017)	7	N/A

[1]

Each Director serves on the Board from the time of his or her election or appointment until the election of Directors next succeeding his or her election or appointment and until his or her successor is elected and qualified. Because the Steward Funds do not hold regular annual meetings of shareholders to elect Directors, each Director serves for an indefinite period.

[2]	Mr. Kern is an “interested person” of SFI, as defined in the 1940 Act, because of his position with the Fund’s investment adviser, administrator and distributor.
[3]	Mr. Dana is an “interested person” of SFI, as defined in the 1940 Act, because of his position with AGFinancial, which is an affiliate of the Fund’s investment adviser, administrator and distributor.
[4]	AGFinancial is an affiliate of the SFI’s investment adviser, administrator and distributor specializing in delivering financial products and services that align with faith and values.
[5]

Lionsmark Investment Group is a private real estate investment and management company that Mr. Barineau formed in 2016. Its primary business is the acquisition, development and management of multifamily assets and other active and passive real estate investments.

[6]	Radney Management & Investments, Inc. was established in 1982 and is an ACCREDITED MANAGEMENT ORGANIZATION® specializing in multifamily property management.
[7]

SLR Investment Corp., SLR Senior Investment Corp. and SCP Private Credit Income BDC LLC are business development companies that invest primarily in senior secured loans of private middle-market companies to generate current income that is distributed to shareholders across economic cycles.

The Fund’s Officers are as follows:

Other
Directorships/
Trusteeships
		Term of Office[1]		Held
	Position(s)	and		by Officer
Name,	Held with	Length of Time	Principal Occupation(s)	During the
Address, Age	the Fund	Served	During the Past 5 Years	Past 5 Years
Executive Officers
Michael L. Kern, III, CFA 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1973	President and Treasurer	Since 2016	President, CEO and Treasurer, Crossmark Global Holdings, Inc. (May 2015 - Present); President, CEO and Treasurer, Crossmark Global Investments, Inc. and Crossmark Distributors, Inc. (2016 - Present); Chief Compliance Officer, Crossmark Distributors, Inc. (August 1, 2017 - December 11, 2017); Secretary, Crossmark Global Investments, Inc. and Crossmark Distributors, Inc. (2016 - 2018)	Stratford Cambridge Group Investments – Advisory Board (2011 - 2017); Foundation Capital Resources (2015 - Present)

John R. Wolf 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1961	Executive Vice President	Since 2004	Managing Director, Crossmark Global Investments, Inc. (2019 - Present); Managing Director – Equity Investments, Crossmark Global Investments, Inc. (1996 - 2019)	N/A

Brent Lium, CFA 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1969	Executive Vice President	Since 2019	Managing Director – Head of Equity Investments, Crossmark Global Investments, Inc. (February 2021 - Present); Managing Director, Crossmark Global Investments, Inc. (2019 - February 2021); Portfolio Manager, Invesco Ltd. (2001 - 2019)	N/A

Other
Directorships/
Trusteeships
		Term of Office[1]		Held
	Position(s)	and		by Officer
Name,	Held with	Length of Time	Principal Occupation(s)	During the
Address, Age	the Fund	Served	During the Past 5 Years	Past 5 Years
Executive Officers
Victoria Fernandez, CFA 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1973	Executive Vice President	Since 2014	Chief Market Strategist, Crossmark Global Investments, Inc. (2018 - Present); Managing Director – Fixed Income Investments, Crossmark Global Investments, Inc. (2012 - 2018)	N/A

Paul Townsen 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1971	Executive Vice President	Since 2017	Managing Director – Head of Trading & Investment Operations (2021 - Present); Managing Director, Crossmark Global Investments, Inc, (2017 - 2021); Senior Vice President, Crossmark Global Investments, Inc. (2015 - 2017)	N/A

Ryan Caylor, CFA 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1988	Executive Vice President	Since 2020	Portfolio Manager, Crossmark Global Investments, Inc. (2020 - Present); Head of Research, Crossmark Global Investments, Inc. (2019 - Present); Senior Research Analyst, Crossmark Global Investments, Inc. (2016 - 2019); Associate, Tudor, Pickering, Holt & Co. (2013 - 2016)	N/A

Charles Sylvester 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1964	Executive Vice President	Since 2020	Managing Director – Head of Sales & Distribution, Crossmark Global Investments, Inc. (October 2019 - Present); Senior Vice President, Crossmark Global Investments, Inc. (June 2019 - September 2019); Senior Vice President, Invesco Ltd. (April 2000 - May 2019)	N/A

Patrick N. Garboden 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1957	Executive Vice President and Liquidity Risk Management Program Administrator	Since 2018	Portfolio Manager, Crossmark Global Investments, Inc. (October 2008 - Present)	N/A

Jim A. Coppedge 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1968	Executive Vice President, Chief Compliance Officer, Secretary and Assistant Treasurer	Since 2017	General Counsel and Chief Compliance Officer, Crossmark Global Investments, Inc. (2017 - Present); General Counsel and Chief Compliance Officer, Crossmark Distributors, Inc. (December 11, 2017 - Present); Secretary, Crossmark Global Investments, Inc. and Crossmark Distributors, Inc. (2018 - Present)	N/A

Jessica Gunter 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1987	Assistant Secretary and Assistant Treasurer	Since 2020	Senior Compliance Officer and Associate General Counsel, Crossmark Global Investments, Inc. (2020 - Present); Teacher, St. Laurence Catholic School (2015 - 2020)	N/A

Patricia Mims 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1960	Assistant Treasurer	Since 2021

Financial Operations Principal, Crossmark

Distributors, Inc. (2018 - Present); Senior

Compliance Officer of Crossmark Global

Investments, Inc. (October 2018 - 2020);

Assistant Secretary, Crossmark Global

Investments, Inc. and Crossmark Distributors,

Inc. (2018 - 2020); Senior Compliance

Associate, Crossmark Global Investments, Inc.

(April 2013 - October 2018)

N/A

[1]	SFI officers are elected by the Board annually and hold office until the next annual Board meeting at which officers are elected and until his or her successor is elected and qualified.

Board Committees

The Board has two committees, the Audit Committee and the Nominating and Corporate Governance Committee, which are comprised exclusively of independent directors and report to the Board. Following is a description of each of the committees:

Audit Committee – The Committee’s primary functions include serving as an independent and objective party to monitor SFI’s accounting policies and financial reporting, as well as the work of SFI’s independent registered public accounting firm (the “independent auditors”). The Committee assists the Board in its oversight of (1) the integrity of each Steward Fund’s financial statements; (2) each Steward Fund’s compliance with legal and regulatory requirements as related to accounting and financial reporting; (3) the independent auditors’ qualifications and independence; and (4) the performance of SFI’s independent auditors. The Committee also serves to provide an open avenue of communication among the independent auditors, SFI management and the Board. The Committee is composed entirely of independent directors. Current Committee members are: Richard L. Peteka, Chair; Adriana R. Posada; Mark H. Barineau; and Richard J. Rossi. The Committee met five (5) times during the fiscal year ended April 30, 2021.

Nominating and Corporate Governance Committee – The Committee’s primary functions are to select individuals who would qualify to serve as independent directors, nominate directors for membership on the Board and its committees, recommend committee chairs, review committee membership and oversee the administration of the SFI Board of Directors Governance Guidelines and Procedures. Shareholders may submit suggestions for independent director candidates by sending a resume of the candidate to the Secretary of SFI for the attention of the Chair of the Nominating and Corporate Governance Committee. SFI’s address is 15375 Memorial Dr., Suite 200, Houston, TX 77079. The Committee is composed entirely of independent directors. Current Committee members are: Adriana R. Posada, Chair; Richard L. Peteka; Mark H. Barineau; and Richard J. Rossi. The Committee met three (3) times during the fiscal year ended April 30, 2021.

The following table provides information about the ownership of securities in the total Fund Complex for the directors. As of the date of this SAI, no directors owned shares of the Fund as the Fund had not commenced operations as of the effective date of this SAI.

Directors	Aggregate Dollar Range of Equity Securities in all Steward Funds Overseen by the Director[1]
Interested Directors
Michael L. Kern, III, CFA

Kyle A. Dana, CRPC

Independent Directors
Mark H. Barineau

Richard L. Peteka

Adriana R. Posada

Richard J. Rossi

[1]	Valuation as of December 31, 2020.

As of December 31, 2020, neither the independent directors, nor any of their immediate family members, owned any securities issued by Crossmark or the Fund’s principal underwriter or any company controlling, controlled by or under common control with those entities.

Director and Officer Compensation

Each independent director is paid an annual retainer of $12,000. Additionally, each independent director is paid $8,500 per regular quarterly meeting attended and $2,000 per special telephonic meeting attended. The Lead Independent Director and the Chair of the Audit Committee are each paid $10,000 annually for their service. The Chair of the Nominating and Corporate Governance Committee is paid $2,500 annually for her service. All compensation received by the independent directors is allocated among the Steward Funds based on average net assets. The officers, other than the Steward Funds’ Chief Compliance Officer, and interested directors do not currently receive compensation from the Steward Funds for serving in such capacities. The Steward Funds reimburse Crossmark for a portion of the compensation paid to the Steward Funds’ Chief Compliance Officer. The portion of the Chief Compliance Officer’s compensation reimbursed by each Steward Fund is not material to the expenses of the respective Steward Fund. The directors and officers are reimbursed for expenses incurred in attending meetings of the Board.

The following table represents the compensation received by the independent directors from the Steward Funds during the fiscal year ended April 30, 2021.

Name of Person, Position	Aggregate Compensation from Steward Funds			Pension or Retirement Benefits Accrued as Part of Fund Expenses			Estimated Annual Benefits upon Retirement			Total Compensation from Fund Complex Paid to Directors
Mark H. Barineau, Director	$	[	]	$	[	]	$	[	]	$	[	]
Richard L. Peteka, Director	$	[	]	$	[	]	$	[	]	$	[	]
Adriana R. Posada, Director	$	[	]	$	[	]	$	[	]	$	[	]
Richard J. Rossi, Director	$	[	]	$	[	]	$	[	]	$	[	]

Control Persons and Principal Holders of Securities

As of the date of this SAI, Crossmark owned all outstanding shares of the Fund. Shareholders who have the power to vote a large percentage of shares (at least 25%) of the Fund can control the Fund and could determine the outcome of a shareholders’ meeting.

Adviser

Crossmark Global Investments, Inc. (“Crossmark”), located at 15375 Memorial Dr., Suite 200, Houston, TX 77079, was formed in 1982 as a wholly-owned subsidiary of Crossmark Global Holdings, Inc. The controlling shareholder of Crossmark is Steward Financial Holdings, Inc., a holding company that is a wholly-owned, for-profit, subsidiary of AGFinancial. AGFinancial was organized by the Assemblies of God Church in 1998. Crossmark provides investment management services to pension and profit-sharing accounts, corporations, and individuals, and serves as investment adviser to the Fund. Crossmark managed $[ ] billion in assets as of June 30, 2021.

Crossmark acts as investment adviser to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) dated August 1, 2019. As investment adviser, Crossmark provides advisory services and values-based screening services to the Fund. Crossmark has full discretion to manage the assets of the Fund in accordance with its investment objective and policies and the terms of SFI’s Articles of Amendment and Restatement. Crossmark is authorized, with the consent of the directors, to engage sub-advisers for the Fund, although it does not currently do so. Crossmark has sole authority to select broker-dealers to execute transactions for the Fund, subject to the reserved authority of the directors to designate particular broker-dealers for this purpose. Crossmark will vote proxies on portfolio securities on behalf of the Fund, subject to any guidelines that may be established by the directors from time to time. (See Appendix A for current guidelines.) For its services, Crossmark receives a monthly fee, in arrears, from the Fund at an annual rate of [ ]%, which is applied to the average daily net assets of the Fund. As of the date of this SAI, the Fund has not paid any fees to Crossmark under the Advisory Agreement as the Fund had not commenced operations as of the effective date of this SAI.

The Advisory Agreement, after an initial term of up to two years, remains in effect thereafter from year to year as to the Fund, provided the renewal of the agreement as to the Fund is specifically approved (a) by the Fund’s Board or by vote of a majority of the Fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of the directors who are not parties to the agreement or “interested persons,” as defined in the 1940 Act, of any such party, by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated as to the Fund (a) at any time without penalty by the Fund upon the vote of a majority of the directors or, by vote of the majority of the Fund’s outstanding voting securities, upon 60 days’ written notice to Crossmark or (b) by Crossmark at any time without penalty, upon 90 days’ written notice to the Fund. The Advisory Agreement will also terminate automatically with respect to the Fund in the event of its assignment with respect to the Fund (as defined in the 1940 Act).

Pursuant to the Advisory Agreement, Crossmark pays the compensation and expenses of all of its directors, officers and employees who serve as officers and executive employees of the Fund (including the Fund’s share of payroll taxes), except expenses of travel to attend meetings of the Fund’s Board or committees or advisers to the Board. Crossmark also agrees to make available, without expense to the Fund, the services of its directors, officers and employees who serve as officers of the Fund. However, the Steward Funds reimburse Crossmark for a portion of the compensation paid to the Steward Funds’ Chief Compliance Officer. The portion of the Chief Compliance Officer’s compensation reimbursed by each Steward Fund is not material to the expenses of the respective Steward Fund.

The Advisory Agreement provides that Crossmark shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Crossmark in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

Portfolio Managers

The portfolio managers for the Fund are indicated in the following table. As of the date of this SAI, none of the portfolio managers beneficially owned any securities of the Fund as the Fund had not commenced operations as of the effective date of this SAI.

Fund	Portfolio Managers
Steward Values-Focused Enhanced Index Fund	Robert Doll Brent Lium

The numbers of registered investment company accounts and private accounts, and assets in each category, managed by each portfolio manager named in the foregoing table as of [ ], 2021 is indicated in the following table. None of these portfolio managers manages any pooled investment vehicles other than registered investment companies.

Portfolio Manager	Number of Registered Investment Companies		Assets under Management			Number of Private Accounts		Assets under Management			Total Assets
Robert Doll	[	]	$	[	]	[	]	$	[	]	$	[	]
Brent Lium	[	]	$	[	]	[	]	$	[	]	$	[	]

None of the accounts managed by these portfolio managers has a performance-based investment advisory fee. Due to the nature of the Fund’s investments, no material conflicts of interest arise by virtue of the fact that these portfolio managers manage other accounts and more than one Steward Fund. The compensation of each of these portfolio managers is derived approximately 50-70% from base salary and 30-50% from incentive compensation. The portfolio managers participate in normal corporate benefits, including group life and health insurance, 401(k) plan with a corporate matching contribution calculated in the same manner as for all other participating employees, and vacation.

Administration, Fund Accounting and Sub-Administration Services, Class Action and Fair Fund Services, and Transfer Agency and Service Agreements

Pursuant to an Administration Agreement dated August 1, 2019, Crossmark supervises all aspects of the Fund’s day-to-day operations and provides regulatory compliance services for the Fund. Crossmark oversees the performance of administrative and professional services to the Fund by others; provides office facilities; prepares reports to shareholders and the SEC; and provides personnel for supervisory, administrative and clerical functions. For its administration and compliance services under the Administration Agreement, Crossmark receives a monthly fee from the Fund calculated at the annual rate of 0.0750% on the first $1 billion of the average daily net assets of the Fund and 0.0675% of assets over $1 billion. As of the date of this SAI, the Fund has not paid any fees to Crossmark under the Administration Agreement as the Fund had not commenced operations as of the effective date of this SAI.

Pursuant to a Class Action and Fair Fund Services Agreement dated December 9, 2019, Crossmark Consulting assists in preparing claims on behalf of the Fund in class action lawsuits and prepares claims by the Fund for SEC Fair Funds. For its services under this agreement, Crossmark receives fees totaling 6% of amounts received by the Fund from Fair Funds. As of the date of this SAI, the Fund has not paid any fees to Crossmark under the Class Action and Fair Fund Services Agreement as the Fund had not commenced operations as of the effective date of this SAI.

Pursuant to a Transfer Agency and Service Agreement with SFI dated March 1, 2019, Northern Trust, 333 South Wabash Avenue, Chicago, IL 60604, provides transfer agency services to the Fund. Pursuant to a Fund Administration and Accounting Agreement with SFI dated March 1, 2019, Northern Trust provides fund accounting and sub-administration services to the Fund. As of the date of this SAI, the Fund has not paid any fees to Northern Trust under the foregoing agreements as the Fund had not commenced operations as of the effective date of this SAI.

Expenses

The Fund and each class pays all of its expenses and its allocated share of the expenses of SFI that are not borne by Crossmark or other service providers, including, but not limited to, expenses such as (i) advisory, administration, and class action/Fair Fund fees, (ii) fees under the Fund’s Service and Distribution Plan and Sub-Accounting Services Plan (see “Distributor,” below), (iii) fees for state filings and for legal, auditing, fund accounting and sub-administration, transfer agent, dividend disbursing, and custodian services, (iv) the expenses of registration, issue, repurchase, or redemption of shares, (v) interest, taxes, and brokerage commissions, (vi) membership dues in the Investment Company Institute, (vii) the cost of reports and notices to shareholders, (viii) fees to Fund directors and salaries of officers or employees who are not affiliated with Crossmark, if any, and (ix) travel expenses (or an appropriate portion thereof) of Fund directors and officers who are directors, officers, or employees of Crossmark to the extent that such expenses relate to attendance at meetings of the Fund’s Board or any committees thereof or advisers thereto.

The expenses allocable to the Fund and each class of shares are accrued daily and are deducted from total income before dividends are paid. Steward Funds expenses, including the Fund’s share of expenses, are generally allocated between Steward Funds and classes based on their respective net asset values. Class A and Class C expenses incurred pursuant to the Service and Distribution Plan (see “Distributor,” below) are borne by Class A and Class C directly, in accordance with the terms of that Plan. Expenses of Class A, Class C, and Institutional Class incurred pursuant to the Sub-Accounting Services Plan are borne by each class in accordance with the terms of that Plan, and the directors may determine that other expenses are specific to a particular class and should be allocated to that class.

Distributor

Crossmark Distributors, located at 15375 Memorial Dr., Suite 200, Houston, Texas 77079, acts as the principal underwriter of the Fund’s shares pursuant to a written agreement. Crossmark Distributors has the exclusive right (except for distributions of shares directly by the Fund) to distribute shares of the Fund in a continuous offering through affiliated and unaffiliated dealers. Crossmark Distributors’ obligation is an agency or “best efforts” arrangement under which Crossmark Distributors is required to take and pay for only such Fund shares as may be sold to the public. Crossmark Distributors is not obligated to sell any stated number of shares. Except to the extent otherwise provided by the applicable Service and Distribution Plan (see below), Crossmark Distributors bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and the cost and expense of supplemental sales literature, promotion, and advertising.

Michael L. Kern, III, CFA is President and Treasurer and a director of the Fund and is also President, CEO and Treasurer and a director of Crossmark and Crossmark Distributors, and their parent company, Crossmark Global Holdings, Inc. Jim A. Coppedge is Executive Vice President, Chief Compliance Officer, Secretary and Assistant Treasurer of the Fund and is also General Counsel, Chief Compliance Officer and Secretary of Crossmark and Crossmark Distributors.

The Distribution Agreement, after an initial two-year term, is renewable from year to year if approved in each case (a) by the Board of SFI, or by a vote of a majority of the Fund’s outstanding voting securities and (b) by the affirmative vote of a majority of directors who are not parties to the Distribution Agreement or “interested persons,” as defined in the 1940 Act, of any party, by vote cast in person at a meeting called for such purpose. The Distribution Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days’ written notice.

SFI has adopted a Service and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act for the Fund’s Class A and Class C shares, which permits the Fund, out of assets attributable to its Class A and Class C shares, to compensate Crossmark Distributors for its services in connection with the distribution of Class A and Class C shares and for the provision of certain services to Class A and Class C shareholders. These services include, but are not limited to, the payment of compensation to securities dealers (which may include Crossmark Distributors itself) and other financial institutions and organizations (collectively, “Service Organizations”) to obtain various distribution-related and/or administrative services for the Fund. These services also include, among other things, processing new shareholder account applications, preparing and electronically transmitting to the Fund’s Transfer Agent information regarding all transactions by customers and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund. Crossmark Distributors is also authorized to engage in advertising, the preparation and distribution of sales literature, and other promotional activities on behalf of the Fund. In addition, the Plan authorizes Class A and Class C shares of the Fund to bear the cost of preparing, printing and distributing Fund prospectuses and statements of additional information to prospective Class A and Class C investors and of implementing and operating the Plan. Institutional Class and Class R6 shares are not subject to the Plan.

Under the Plan, payments are made to Crossmark Distributors at an annual rate of 0.25% of the average net assets of Class A shares of the Fund and 1.00% of the average net assets of Class C shares of the Fund. Subject to these limits, Crossmark Distributors may reallow amounts up to 0.25% of Class A net assets and up to 1.00% of Class C net assets to Service Organizations (which may include Crossmark Distributors itself), such reallowances to be at an annual rate of 0.25% based on the average net asset value of Class A shares and 1.00% based on the average net asset value of Class C shares of the Fund held by shareholders for whom the Service Organization provides services. Any remaining amounts not so allocated will be retained by Crossmark Distributors. In the first year of a selling agreement with a Service Organization with respect to the Fund’s Class A or Class C shares, Crossmark Distributors compensates the Service Organization for the entire year in advance and collects the fees under the Plan from the applicable class of the Fund on a monthly basis. Thereafter, Crossmark Distributors pays such Service Organizations on a monthly basis.

Rule 12b-1 requires that the Plan and related agreements have been approved by a vote of the Board of SFI and by a vote of the directors who are not “interested persons” of SFI, as defined under the 1940 Act, and have no direct or indirect interest in the operation of the Plan or any agreements related to the Plan (the “Plan Directors”). The Plan will continue in effect for successive one-year periods provided that such continuance is specifically approved at least annually by a majority of the directors, including a majority of the Plan Directors. In determining whether to adopt or continue the Plan, the directors must request and evaluate information they believe is reasonably necessary to make an informed determination of whether the Plan and related agreements should be implemented, and must conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan and related agreements will benefit the Fund, each class and their shareholders. Any change in the Plan that would materially increase the distribution expenses to be paid by a class requires approval by shareholders of the affected class, but otherwise, the Plan may be amended by the directors, including a majority of the Plan Directors.

As required by Rule 12b-1, the directors will review quarterly reports prepared by Crossmark Distributors on the amounts expended and the purposes for the expenditures. The Plan and related agreements may be terminated with respect to the Fund or one or more classes at any time by a vote of the Plan Directors or by vote of a majority of the outstanding voting securities of the Fund or such class. As required by Rule 12b-1, selection and nomination of disinterested directors for SFI is committed to the discretion of the directors who are not “interested persons” of SFI, as defined under the 1940 Act.

As of the date of this SAI, the Fund has not paid any 12b-1 fees to Crossmark Distributors under the Plan as the Fund had not commenced operations as of the effective date of this SAI.

Since the 12b-1 fees are not directly linked to expenses, the amount of 12b-1 fees paid by the Class A and Class C shares of the Fund during any year may be more or less than actual expenses incurred pursuant to the Plan. For this reason, this type of fee arrangement is characterized by the staff of the SEC as being of the “compensation” variety (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses).

The Fund has also adopted a Sub-Accounting Services Plan with respect to its Class A, Class C and Institutional Class shares. The Sub-Accounting Services Plan, as amended effective February 27, 2020, provides that the Fund, out of the assets attributable to the applicable share class, shall reimburse Crossmark Distributors for payments by Crossmark Distributors to certain third-party providers that assist in the servicing of certain group accounts in which Fund shareholders of the applicable share class participate. For asset-based fee arrangements between Crossmark Distributors and third-party providers, the amounts payable to Crossmark Distributors may not exceed, on an annual basis, 0.20% of the average daily net assets of the applicable share class. For per-account arrangements between Crossmark Distributors and third-party providers, the amounts payable to Crossmark Distributors may not exceed, on an annual basis, $20 per account. These fees are in addition to any fees payable under the Service and Distribution Plan. Class R6 shares are not subject to the Sub-Accounting Services Plan.

As of the date of this SAI, the Fund has not made any payments to Crossmark Distributors under the Sub-Accounting Services Plan as the Fund had not commenced operations as of the effective date of this SAI.

Class A shares are subject to a front-end sales charge that varies with the amount you invest (see “Sales Charges” in the Prospectus). The front-end sales charge is paid to the Fund’s distributor, Crossmark Distributors. The authorized dealer commission as a percentage of the offering price is the full amount of the applicable front-end sales charge. As of the date of this SAI, no sales charges have been paid to Crossmark Distributors on Class A shares of the Fund as the Fund had not commenced operations as of the effective date of this SAI.

Class C shares are subject to a CDSC of 1.00% if you redeem your shares within twelve months of purchase (see “Sales Charges” in the Prospectus). When you redeem Class C shares that are subject to the CDSC, the CDSC is based on the original purchase cost or current NAV of the shares sold, whichever is less. Reinvested dividends and share appreciation are not subject to the CDSC. In processing orders to redeem shares, shares not subject to the CDSC are redeemed first. The CDSC is not imposed when you exchange your Class C shares for Class C shares of a different Steward Fund, but you may be subject to the CDSC if you redeem your exchanged shares prior to twelve months from the date you originally purchased shares. The CDSC is paid to the Fund’s distributor, Crossmark Distributors. As of the date of this SAI, no CDSCs have been paid to Crossmark Distributors on Class C shares of the Fund as the Fund had not commenced operations as of the effective date of this SAI.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Crossmark is responsible for the placement of portfolio business and the negotiation of the commissions paid on the Fund’s securities transactions. It is the policy of Crossmark to seek the best security price or “best execution” available with respect to each transaction. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained by using a broker. Crossmark seeks the best security price at the most favorable commission rate. In selecting dealers and in negotiating commissions, Crossmark considers the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms that also provide research services to the Fund or Crossmark. In addition, Crossmark may cause the Fund to pay a broker that provides brokerage and research services a commission in excess of the amount another broker might have charged for effecting a securities transaction, subject to certain guidelines promulgated by the SEC from time to time. Such higher commission may be paid if Crossmark determines in good faith that the amount paid is reasonable in relation to the services received in terms of the particular transaction or Crossmark’s overall responsibilities to the Fund and to Crossmark’s other clients. Such brokerage and research services must provide lawful and appropriate assistance to Crossmark in the performance of its investment decision-making responsibilities and may include advice, both directly and in writing, as to the value of the securities, the advisability of investing in, purchasing or selling securities, and the availability of securities, or purchasers or sellers of securities, as well as furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

Crossmark makes investment decisions and places portfolio transactions for other advisory accounts including other investment companies. Brokerage and research services furnished by firms through which the Fund effects securities transactions may be used by Crossmark in servicing all of its accounts. Therefore, not all of such services may be used by Crossmark in connection with the Fund. Crossmark has arrangements to receive such services only with respect to accounts for which it exercises brokerage discretion. Many of Crossmark’s clients have not granted Crossmark brokerage discretion and, therefore, any services received as a result of paying commissions in excess of the amount another broker might have charged are subsidized by accounts that have granted Crossmark such discretion. Other services received, although not by a specific arrangement, may also be used by Crossmark in providing service to other accounts, including one or more Steward Funds. In the opinion of Crossmark, the benefits from brokerage and research services to each of the accounts (including the Fund) managed by Crossmark cannot be measured separately. Crossmark seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by Crossmark are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

As of the date of this SAI, the Fund has not paid any commissions as the Fund had not commenced operations as of the effective date of this SAI.

As of the date of this SAI, the Fund did not hold any securities of its regular brokers or dealers (as such term is defined in the 1940 Act) as the Fund had not commenced operations as of the effective date of this SAI.

Portfolio Turnover

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year by the monthly average value of the portfolio securities owned by the Fund during the past fiscal year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts, and repurchase agreements, are excluded.

A high portfolio turnover rate generally will result in higher brokerage transaction costs and may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities. (See “Federal Income Taxes,” below.)

The Fund’s portfolio securities may be turned over whenever necessary or appropriate in the opinion of portfolio management to seek the achievement of the basic objective of the Fund. The Fund does not intend to invest to obtain control of portfolio companies.

Because the Fund had not commenced operations as of the effective date of this SAI, it cannot yet calculate a portfolio turnover rate.

Personal Trading Policies

SFI, Crossmark, Crossmark Distributors and Crossmark Wealth Management, LLC have adopted a combined written Code of Ethics under Rule 17j-1 under the 1940 Act. Consistent with requirements of that Rule, the Code of Ethics permits persons subject to the Code of Ethics to invest in securities, including securities that may be purchased by the Fund, provided that such persons obtain prior clearance before engaging in such transactions, subject to certain exceptions.

Proxy Voting Policies and Procedures

The Board of SFI has approved the proxy voting policies and procedures of Crossmark as the policies and procedures to be used in voting proxies on securities held by the Fund. Copies of the Crossmark proxy voting policies and procedures are attached as Appendix A to this SAI.

The guidelines address matters that are commonly submitted to shareholders of a company for voting, such as issues relating to corporate governance, auditors, the board of directors, capital structure, executive and director compensation, and mergers and corporate restructurings. Subject to the supervision and oversight of the Proxy Officer, and the authority of the Proxy Officer to intervene with respect to a particular proxy matter, the Proxy Assistant is obligated to vote all proxies as set forth in the guidelines. Where a voting matter is not specifically addressed in the guidelines or there is a question as to the outcome, the Proxy Assistant is obligated to request additional direction from the Proxy Officer. The Proxy Assistant is obligated to maintain records of all votes received, all votes cast, and other relevant information.

Shareholders may obtain information on how proxies were voted during the most recent 12-month period ended June 30 for the Fund without charge, by calling (toll-free) 1-888-845-6910, and on the SEC’s website at http://www.sec.gov.

DETERMINATION OF NET ASSET VALUE

The purchase and redemption price for shares of each class of the Fund is based on the per share net asset value (“NAV”) for that class that is next determined after an investor’s purchase or sale order is received by the Fund, Transfer Agent or authorized dealer, although for Class A and Class C shares it may be adjusted for any applicable sales charge. NAV is generally calculated as of the close of regular trading on the New York Stock Exchange (the “Exchange”), normally 4:00 p.m. Eastern Time, on each day the Exchange is open for trading, provided that certain derivatives are priced after the close of regular trading on the Exchange, normally 4:15 p.m. Eastern Time. A temporary intraday suspension or disruption of regular trading on the Exchange will not be treated as the close of regular trading for that day if trading resumes and therefore will not impact the time at which the Fund calculates its share price on that day. In the event of an early close of regular trading on the Exchange, such as in the case of scheduled half-day trading, shortened trading hours due to emergency circumstances or unscheduled suspensions of trading, the Fund will calculate its share price as of the early close on that day. In such event, an order received before the early close will generally be effected at the share price calculated that day and an order received after the early close will be effected at the share price next calculated. The Fund does not price their shares on days the Exchange is closed for trading — normally, weekends, national holidays and Good Friday. NAV of a class reflects the aggregate assets less the liabilities attributable to that class.

Equity securities listed on a domestic or foreign exchange are valued at the last sale price on the day of valuation or, if there was no sale that day, at the mean between the last reported bid and asked prices as of the close of trading. Equity securities traded on The NASDAQ Stock Market LLC (“Nasdaq”) use the official closing price, if available, and otherwise, use the last reported sale price, or the mean between the last reported bid and asked prices if there was no sale on that day. Equity securities that are traded in the over-the-counter market only, but that are not included on Nasdaq, are valued at the last sale price on the day of valuation. These prices will be obtained by the Fund’s accounting agent from an approved pricing source.

Exchange-traded options are valued (i) at the last reported sale price, or, (ii) if there is no last sale price, at the most recent bid for long options and the most recent ask for short options. Debt securities (other than short-term debt obligations), including listed issues, are valued at the bid price as obtained from an approved pricing source. Short-term debt obligations (those with remaining maturities of 60 days or less) are valued at amortized cost. Open-end money market mutual funds are valued at net asset value per share. Each of these methods has been determined in good faith by the Board to represent fair value for the affected securities.

If securities or other assets held by the Fund cannot be valued as set forth above or if a market price or quotation for a security or other asset is not readily available, or cannot be determined, or if any market price or quotation is deemed to be unreliable or inaccurate by Crossmark, the security will be priced at its fair value in accordance with procedures approved by the Board. It cannot be assured that any such fair value determination represents the price at which the particular securities could be sold during the period in which such fair value prices are used to determine the value of the Fund’s assets. Thus, during periods when one or more of the Fund’s securities are valued at fair value, there is the risk that sales and redemptions of Fund shares at prices based on these values may dilute or increase the economic interests of remaining shareholders.

The Fund may invest in non-U.S. securities that trade in a foreign market where closing prices are established prior to the time closing prices are established for U.S.-traded securities. If an event were to occur after the value of the Fund’s portfolio security was so established but before the Fund’s NAV per share is determined that is likely to change materially the value of said portfolio security and therefore change the Fund’s NAV, the Fund’s investment would be valued at its fair value in accordance with procedures established by the Board. Additionally, because non-U.S. markets may be open on days and at times when U.S. markets are closed, the value of shares of the Fund can change on days when shareholders are not able to buy or sell Fund shares.

HOW TO BUY AND REDEEM SHARES

Shares of the Fund are sold in a continuous offering and may be purchased on any business day through authorized dealers, including Crossmark Distributors. Certain broker-dealers assist their clients in the purchase of shares from Crossmark Distributors and may charge a fee for this service in addition to the applicable share price for the shares. After each investment, the shareholder and the authorized investment dealer receive confirmation statements of the number of shares purchased and owned.

Minimum Investment

Class A and Class C shares – The minimum initial investment is $1,000 for regular accounts and for individual retirement accounts. The minimum initial investment is waived for continuous investment plans through which at least $50 is invested per transaction. There is no minimum for subsequent purchases.

Class R6 shares – There is no minimum investment. Class R6 shares are sold only through authorized dealers that have an omnibus account in place; they are not available for purchase directly through the Fund’s distributor.

Institutional Class shares – The minimum initial investment is $100,000, except that for Charitable Trusts or Grantor Trusts for which a charitable organization serves as trustee, the minimum initial investment is $25,000. The minimum subsequent investment is $1,000.

No stock certificates representing shares purchased will be issued. The Fund’s management reserves the right to reject any purchase order if, in its opinion, it is in the Fund’s best interest to do so. The minimum investment requirements may be waived in the case of certain third-party sub-accounting arrangements and for investments through fee-based advisory programs and defined contribution retirement plan platforms where all trades are made through the National Securities Clearing Corporation.

The Independent Directors of SFI may invest in Institutional Class shares without regard to the stated minimum investment requirements. Generally, shareholders may require the Fund to redeem their shares by sending a written request, signed by the record owner(s), to Steward Funds, Inc. c/o The Northern Trust Company, P.O. Box 4766, Chicago, IL 60680-4766. In addition, certain expedited redemption methods are available.

DIVIDENDS AND DISTRIBUTIONS

The Fund’s policy is to distribute each year to shareholders substantially all of its investment company taxable income determined without regard to the deduction for dividends paid (which includes, among other items, dividends, interest and the excess of net short-term capital gains over net long-term capital losses). The Fund intends to declare and pay income dividends quarterly. The Fund intends to distribute to shareholders at least annually any net realized capital gains (the excess of net long-term capital gains over net short-term capital losses). All dividends and capital gains distributions are reinvested in shares of the Fund at net asset value without sales commission, except that any shareholder may otherwise instruct the Transfer Agent in writing and receive either type, or both types, of distributions in cash. Any dividend or distribution paid shortly after a purchase of shares by an investor will have the effect of reducing the per-share net asset value of his or her shares by the amount of the dividend or distribution. All or a portion of any such dividend or distribution, although in effect a return of capital, may be taxable, as set forth below.

FEDERAL INCOME TAXES

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

The Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from interests in qualified publicly traded partnerships; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities and the securities of other regulated investment companies) of any one issuer; or any two or more issuers which the Fund controls that are engaged in similar trades or businesses or; in the securities of one or more qualified publicity traded partnerships.

As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund’s investment company taxable income determined without regard to the deduction for dividends paid (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) and net tax-exempt income for the taxable year is distributed. The Fund intends to distribute substantially all of such income. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

SFI is organized as a Maryland corporation and, under current law, the Fund is not liable for any income or franchise tax in the State of Maryland, provided that the Fund qualifies as a regulated investment company for purposes of Maryland law and does not have any income subject to federal income tax.

Taxation of Certain Fund Investments

Some of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) convert distributions that would otherwise constitute qualified dividend income into ordinary income taxed at the higher rates applicable to ordinary income, (ii) treat distributions that would otherwise be eligible for the corporate dividends-received deduction as ineligible for such treatment, (iii) disallow, suspend, or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gains into short-term capital gains or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (viii) adversely alter the characterization of certain complex financial transactions, and (ix) produce income that will not be included in the sources of income from which a regulated investment company must derive 90% of its gross income each year.

The Code also contains a so-called “wash sale” rule pursuant to which losses incurred by the Fund from the sale or other disposition of securities, or contracts or options to sell or acquire securities, will not be deductible (but instead, must be added to the Fund’s basis in the newly acquired securities) if, within 30 days either before or after the date of such sale or exchange, the Fund acquires or enters into a contract or option to acquire substantially identical securities, or substantially identical contracts or options, respectively. The application of the wash sale rules to the Fund could cause deferral of losses on sales that could increase the Fund’s taxable distributions.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Fund may also acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Fund elects to include the market discount in income as it accrues.

The Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

Generally, the character of the income or capital gains that the Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as regulated investment companies. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

The Fund’s investments in REIT equity securities, if any, may result in the receipt of cash in excess of the REIT’s earnings. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes. In addition, such investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

For taxable years beginning after December 31, 2017 and before January 1, 2026, qualified REIT dividends (i.e., REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. The Fund that receives qualified REIT dividends may elect to pass the special character of this income through to its shareholders. To be eligible to treat distributions from the Fund as qualified REIT dividends, a shareholder must hold shares of the Fund for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend and the shareholder must not be under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If the Fund does not elect to pass the special character of this income through to shareholders or if a shareholder does not satisfy the above holding period requirements, the shareholder will not be entitled to the 20% deduction for the shareholder’s share of the Fund’s qualified REIT dividend income while direct investors in REITs may be entitled to the deduction.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to section 988 of the Code, which generally causes such gain and loss to be treated as ordinary income or loss and may affect the amount, timing and character of distributions to shareholders.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends, and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, or if the Fund is a qualified fund of funds, the Fund will be eligible to elect to pass through to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund, or in the case of a qualified fund of funds, such taxes paid by an underlying fund that has made the election. If this election is made, a shareholder generally subject to federal income tax will be required to include in gross income (in addition to taxable dividends actually received) his, her or its pro rata share of foreign taxes in computing his, her or its taxable income and to use such amount as a credit against his, her or its federal income tax liability or deduct such amount in lieu of claiming a credit, in each case subject to certain limitations. If the Fund does not satisfy the requirements for passing through to its shareholders their proportionate share of any foreign taxes paid by the Fund, shareholders will not be required to include such taxes in their gross incomes and will not be entitled to claim a tax deduction or credit for such taxes on their own federal income tax returns.

Distributions

Distributions of investment company taxable income are generally taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends-received deduction. Dividends that constitute “qualified dividend income” may be taxable to individual and other noncorporate investors at the same rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied. (See “Dividends, Distributions, and Tax Matters – Federal Income Tax Treatment of Dividends, Distributions, and Redemptions,” in the Prospectus.)

Properly designated distributions of net capital gains, if any, will generally be taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the Fund’s shares, and are not eligible for the dividends-received deduction or qualified dividend income treatment.

Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the NAV of the shares received.

If the NAV of the Fund’s shares is reduced below a shareholder’s cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

If the Fund retains its net capital gains, although there are no plans to do so, the Fund may elect to treat such amounts as having been distributed to shareholders. As a result, the shareholders would be subject to tax on their proportionate share of the undistributed capital gains, would be able to claim their proportionate share of the federal income taxes paid by the Fund on such gain as a credit against their own federal income tax liabilities, and would be entitled to increase the basis of their Fund shares by the difference between the amount of undistributed net capital gains included in their gross income and the tax deemed paid by the shareholder.

In order for some portion of the dividends received by a shareholder to be qualified dividend income, the Fund must meet certain holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio, and the shareholder must meet the same holding period and other requirements with respect to the shareholder’s Fund shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held (or treated as held) for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company or surrogate foreign corporation that is not treated as a domestic corporation.

In general, dividends of net investment income received by corporate shareholders of the Fund will qualify for the dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (i) if it has been received with respect to any share of stock that the Fund has held (or is treated as holding) for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (ii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may be disallowed or reduced (i) if a corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (ii) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the recipient has an option to sell, is under a contractual obligation to sell, or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances.

Disposition of Shares

Upon a redemption, sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss depending upon his, her or its basis in the shares. (For purposes of this section and “Other Taxation” below, exchanges refer to exchanges between different Steward Funds and do not refer to exchanges between different share classes of the Fund.) A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and the rate of tax will depend upon the shareholder’s holding period for the shares. Gain or loss realized on shares held more than one year is generally long-term while gain or loss realized on shares held one year or less is generally short-term. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution. Shareholders may be limited in their ability to utilize capital losses.

Backup Withholding

The Fund generally will be required to withhold federal income tax at a rate of 24% under current law (“backup withholding”) from dividends, capital gains distributions, and redemption proceeds paid to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the Internal Revenue Service (the “IRS”) notifies the shareholder that he or she has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder’s federal income tax liability.

Affordable Care Act

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gains distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds specified threshold amounts.

Other Taxation

Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that distributions to them may be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable). Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions and on the proceeds of the sale, redemption, or exchange of Fund shares. Recently issued proposed Treasury Regulations, however, generally eliminate withholding under FATCA on gross proceeds, which include certain capital gains distributions and gross proceeds from a sale or disposition of Fund shares. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued. The Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities, or other parties as necessary to comply with FATCA, related intergovernmental agreements, or other applicable law or regulation. Each investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

OTHER INFORMATION

Custody of Assets. All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund’s investment portfolio, are held by The Northern Trust Company, 50 South LaSalle Street, Chicago, IL 60603.

Shareholder Reports. Semi-annual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.

Independent Registered Public Accounting Firm. [ ], the independent registered public accounting firm for the Fund, performs annual audits of the Fund’s financial statements.

Legal Counsel. Vedder Price P.C., 222 N. LaSalle St., Chicago, IL 60601, serves as counsel to SFI.

APPENDIX A

Crossmark Global Investments, Inc.

Proxy Voting Policy

Statement of Policy

It is the policy of Crossmark Global Investments, Inc. (“Crossmark”) to vote proxies on securities held by its clients (“Clients”) for which Crossmark exercises voting authority, including Crossmark’s registered investment company clients, in the best interests of those Clients and without regard to the interests of the Adviser or any other client of the Adviser, and of Fund shareholders, in accordance with Crossmark’s fiduciary duties under applicable law and in compliance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”). Crossmark has adopted these proxy voting policies and procedures (“Procedures”) for the voting of proxies relating to securities held in client accounts as to which Crossmark has voting authority, directly or indirectly. Indirect voting authority exists where Crossmark’s voting authority is implied by a general obligation of investment authority without reservation of proxy voting authority. The Boards of Directors/Trustees of the investment companies (“Funds”) for which Crossmark acts as investment adviser, and for which Crossmark has discretionary authority to vote proxies, have directed Crossmark to follow these Procedures in voting proxies for the Funds.

Limitations on Policy

a.

Client Instructions or Restrictions - Crossmark’s exercise of voting rights for Client securities is subject to any applicable implementable instructions or restrictions that may be imposed by a particular Client, at any particular time. In such a case, Crossmark may vote proxies for a particular Client differently from those voted for a Client that does not provide instructions or restrictions.

b.

Securities on Loan - Crossmark may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its client’s overall best interests not to vote. Such determination may apply in respect of all client holdings of the securities or only certain specified clients, as the Adviser deems appropriate under the circumstances. As examples, Crossmark may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to clients of voting the securities.

Conflicts of Interest

If Crossmark determines that voting proxies with respect to a particular security would involve a material conflict between the interests of Crossmark and its affiliates, on the one hand, and those of one or more Clients, on the other, Crossmark will choose one of the following options:

o	Cause the proxies to be “echo voted” - i.e., in the same proportion as the votes of non-Client holders of the particular security;

o	Refer the voting decision to the Client;

o	Obtain from the Client an acknowledgement and waiver of the conflict to permit Crossmark to vote the proxies in accordance with the policies described in Appendix A.

Administration

a.

Obtaining Proxy Statements. Crossmark will take reasonable steps to assure that proxy statements are received from Clients’ custodian(s), or any other appropriate person, in a timely manner. The accounts for which Crossmark is required to vote proxies are coded into the Fiserv APL System.

On at least a quarterly basis, Compliance will run an “un-voted proxies” report from the Proxy Disclosure system for Mutual Funds and the Proxy Edge system for SMA accounts to monitor for un-voted proxies. The Proxy Administrator will provide to Compliance a certification of voted proxies quarterly. See Appendix C. If any unvoted proxies appear, the Proxy Officer or Administrator will be charged with providing supporting documentation explaining why these ballots were not voted.

b.

Disclosure. Crossmark will comply with applicable requirements of the Securities and Exchange Commission regarding disclosures to Clients about these Procedures and about particular proxy votes. In particular, Crossmark will: provide Clients with a description of these Procedures; provide a copy of these Procedures to any Client upon request; and disclose to Clients how they may obtain information from Crossmark about particular proxy votes.

c.	Records. Crossmark will maintain and preserve records related to these Procedures in accordance with applicable regulatory requirements and the Firms Records Retention Policy.

d.	Proxy Voting Responsibility.

Crossmark has appointed Mel Cody, or his designee, to be the Chief Proxy Officer responsible for proxy voting (see Appendix B). A proxy assistant(s) will be appointed by Crossmark to assist the Chief Proxy Officer with his responsibilities. The proxy assistant may vote on his behalf the routine items as set forth in this document. The Proxy Officer’s responsibility is to do the following:

o

Supervise the proxy voting process, including the identification of material conflicts of interest involving the Adviser and the proxy voting process in respect to securities owned by or on behalf of such clients;

o

Vote all proxies ballots available on the Proxy Edge system. Stifel uses Mediant for its clients. The Proxy Administrator will vote proxies on the Mediant system under the direction of the Chief Proxy Officer.

o	Determine how to vote proxies relating to non-routine issues not covered by these guidelines; and

o	Determine when the Adviser may deviate from these guidelines and document deviations.

e.	Compliance Responsibility.

o	Crossmark has designated the Chief Compliance Officer, or his designee, to monitor compliance with these Procedures and with applicable regulatory requirements.

f.	Review of Procedures. Crossmark will review the policy periodically to assure their continuing appropriateness.

STEWARD FUNDS, INC.

OTHER INFORMATION

(PART C TO REGISTRATION STATEMENT NO. 002-28174)

Item 28. Exhibits

All exhibits are filed herewith, unless otherwise indicated.

(a)(1) Articles of Amendment and Restatement dated March  3, 2021 (7)

(a)(2) Articles of Amendment dated [ ], 2021 (to be filed by amendment)

(a)(3) Articles Supplementary dated [ ], 2021 (to be filed by amendment)

(b) Amended and Restated Bylaws dated March 3, 2021 (7)

(c)(1) Instruments defining the rights of shareholders, including the relevant portions of the Articles of Amendment and Restatement dated March 3, 2021 (see Articles V and VII). Referenced in Exhibit (a) to this Item above.

(c)(2) Instruments defining the rights of shareholders, including the relevant portions of the Amended and Restated Bylaws dated March 3, 2021 (see Article 6). Referenced in Exhibit (b) to this Item above.

(d)(1) Investment Advisory Agreement between Crossmark Global Investments, Inc. and Registrant (4)

(d)(2) Investment Advisory Agreement between Crossmark Global Investments, Inc. and Registrant (to be filed by amendment)

(e)(1)(i) General Distribution Agreement (5)

(e)(1)(ii) General Distribution Agreement (to be filed by amendment)

(e)(2)(i) Dealer and Selling Group Agreement (5)

(e)(2)(ii) Dealer and Selling Group Agreement (to be filed by amendment)

(g)(1) Custody Agreement (3)

(g)(2) Custody Agreement (to be filed by amendment)

(h)(1)(i) Administration Agreement between Crossmark Global Investments, Inc. and Registrant (4)

(h)(1)(ii) Administration Agreement between Crossmark Global Investments, Inc. and Registrant (to be filed by amendment)

(h)(2)(i) Fund Administration and Accounting Services Agreement (3)

(h)(2)(ii) Fund Administration and Accounting Services Agreement (to be filed by amendment)

(h)(3)(i) Transfer Agency and Service Agreement (3)

(h)(3)(ii) Transfer Agency and Service Agreement (to be filed by amendment)

(h)(4)(i) Sub-Accounting Services Plan (5)

(h)(4)(ii) Sub-Accounting Services Plan (to be filed by amendment)

(h)(5) Class  Action and Fair Funds Service Agreement (6)

(h)(6) Expense Limitation Agreement (4)

(i)(1) Opinion Letter from Counsel (2)

(i)(2) Opinion Letter from Counsel (to be filed by amendment)

(j) Consent of Auditors relating to Steward Funds, Inc. (to be filed by amendment)

(k) None

(l) None

(m)(1) Service and Distribution Plan (1)

(m)(2) Service and Distribution Plan (to be filed by amendment)

(n) Rule 18f-3 Plan (7)

(o) Powers of Attorney of Messrs. Michael L. Kern, III, Richard J. Rossi, Richard L. Peteka, Mark H. Barineau, and Kyle A. Dana and Ms. Adriana R. Posada (7)

(p) Code of Ethics of Steward Funds, Inc., Crossmark Global Investments, Inc., Crossmark Distributors, Inc. and Crossmark Wealth Management, LLC (5)

(1) Filed on September 29, 2017 with Post-Effective Amendment No. 107

(2) Filed on December 13, 2017 with Post-Effective Amendment No. 108

(3) Filed on June 3, 2019 with Post-Effective Amendment No. 112

(4) Filed on August 2, 2019 with Post-Effective Amendment No. 113

(5) Filed on July 1, 2020 with Post-Effective Amendment No. 115

(6) Filed on August 28, 2020 with Post-Effective Amendment No. 116

(7) Filed on June 28, 2021 with Post-Effective Amendment No. 118

Item 29. Persons Controlled by or Under Common Control with the Fund

As of the date of this Registration Statement, Steward Values-Focused Enhanced Index Fund (the “Fund”) does not control any person as it commenced operations as of the effective date of this Registration Statement, and Crossmark Global Investments, Inc., the Fund’s investment adviser, owned all outstanding shares of the Fund and therefore had effective voting control over sufficient shares of the Fund to determine the outcome of votes presented to shareholders.

Item 30. Indemnification

The Articles of Amendment and Restatement include the following:

“[Article] 7.4 Indemnification. To the maximum extent permitted by the Maryland General Corporation Law and the Investment Company Act, the Corporation, including its successors and assigns, shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of the final disposition of a proceeding to any person who is a current or former director or officer and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity (which shall include, with respect to any such person, any person who, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, limited liability company, other enterprise, or employee benefit plan and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity). The By-Laws may provide that the Corporation shall indemnify its current and former employees and/or agents in any manner and within such limits as permitted by applicable law. Such indemnification shall be in addition to any other right or claim to which any current or former director, officer, employee or agent may otherwise be entitled. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, limited liability company, other enterprise or employee benefit plan, against any liability (including, with respect to employee benefit plans, excise taxes) asserted against and incurred by such person in any such capacity or arising out of such person’s position, whether or not the Corporation would have had the power to indemnify against such liability. The rights provided to any person by this Article 7.4 shall be enforceable against the Corporation by such person who shall be presumed to have relied upon such rights in serving or continuing to serve in the capacities indicated herein. No amendment of the Corporation’s charter shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment.

Subject to any requirements of the Investment Company Act and the Maryland General Corporation Law, the appointment, designation or identification of a director as the chairperson of the Board of Directors, as a member or chairperson of a committee of the Board of Directors, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent director, or any other special appointment, designation or identification of a director, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a director in the absence of the appointment, designation or identification, and no director who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof. In addition, and subject to any contrary requirements of the Investment Company Act and the Maryland General Corporation Law, no appointment, designation or identification of a director as aforesaid shall affect in any way that director’s rights or entitlement to indemnification.”

To the extent that the Articles of Amendment and Restatement, as amended and supplemented from time to time, Amended and Restated Bylaws or any other instrument pursuant to which the Registrant is organized or administered indemnify any director or officer of the Registrant, or that any contract or agreement indemnifies any person who undertakes to act as investment adviser or principal underwriter to the Registrant, any such provisions protecting or purporting to protect such persons against any liability to the Registrant or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of his/her duties, or by reason of his/her reckless disregard of his/her duties pursuant to the conduct of his/her office or obligations pursuant to such contract or agreement, will be interpreted and enforced in a manner consistent with the provisions of Section 17(h) and (i) of the Investment Company Act of 1940, as interpreted from time to time by authorized regulatory, judicial or other authorities.

Item 31. Business and Other Connections of the Investment Adviser

Crossmark Global Investments, Inc. (“Crossmark”) is investment adviser to Steward Funds, Inc. Crossmark also manages private accounts. For further information see “Directors and Executive Officers” in Part B hereof.

Item 32. Principal Underwriters

(a) The principal underwriter of the Registrant is Crossmark Distributors, Inc.

(b) Directors and Officers of the Registrant’s Principal Underwriter:

Name and Principal Business Address*	Positions and Offices with Underwriter	Positions and Offices with Registrant
Michael L. Kern, III, CFA	Director, President, Chief Executive Officer, Treasurer, General Principal	Director, President, Treasurer

Jim A. Coppedge	Director, General Counsel, Chief Compliance Officer, Secretary	Executive Vice President, Chief Compliance Officer, Secretary, Assistant Treasurer

Jessica Gunter	Assistant Secretary	Assistant Secretary, Assistant Treasurer

Scott Wynant	Director	N/A

* The principal business address of each person listed in the table is 15375 Memorial Dr., Suite 200, Houston, TX 77079.

Item 33. Location of Accounts and Records

Crossmark Global Investments, Inc., the investment adviser to the Registrant, 15375 Memorial Dr., Suite 200, Houston, TX 77079, and The Northern Trust Company, the custodian, fund accounting and sub-administration services agent, and transfer agent of the Registrant, 50 South LaSalle Street, Chicago, IL 60603, 333 South Wabash Avenue, Chicago, IL 60604, maintain physical possession of each account, book or other document required to be maintained by Section 31(a) of Investment Company Act of 1940 and the rules promulgated thereunder.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 119 to Registrant’s Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, and State of Texas on the 1st day of July, 2021.

STEWARD FUNDS, INC.

By:	/s/ MICHAEL L. KERN, III, CFA
Michael L. Kern III, CFA - President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/ MICHAEL L. KERN, III, CFA	President, Treasurer	July 1, 2021
Michael L. Kern, III, CFA	Chairman of the Board, Director
(Principal Executive and Financial Officer)

/s/ MARK H. BARINEAU *	Director	July 1, 2021
Mark H. Barineau

/s/ KYLE A. DANA*	Director	July 1, 2021
Kyle A. Dana

/s/ RICHARD L. PETEKA *	Director	July 1, 2021
Richard L. Peteka

/s/ ADRIANA R. POSADA*	Director	July 1, 2021
Adriana R. Posada

/s/ RICHARD J. ROSSI*	Director	July 1, 2021
Richard J. Rossi

*By:   /s/ MICHAEL L. KERN, III, CFA

 Michael L. Kern, III, CFA Attorney-In-Fact

EXHIBIT INDEX

None